Exhibit 10.29

August 2016 Version

Working Capital Loan Contract

Contract No.: 01611

Creditor: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Borrower: Shanghai ECMOHO Health Biotechnology Co., Ltd.

Important Notes for Signing

To protect your rights and interests, please carefully read, examine and confirm the following matters before signing the Contract:

I. You have the right to sign the Contract, and have obtained full authorization, if it is necessary to obtain the consent of others;

II. You have carefully read and fully understood clauses of the Contract, and have specially paid attention to the assumption of relevant responsibilities, the exemption from or restrictions to the liability of Industrial Bank as well as contents in bold;

III. Your company and you have fully understood meanings of clauses hereof as well as corresponding legal consequences, and are willing to accept such clauses;

IV. The text of the Contract provided by the Industrial Bank is a model text, with blank lines left for relevant clauses hereof, and includes “Supplementary Clauses” at the end of the Contract for the parties’ amendment, supplement or deletion of the Contract;

V. In case of any doubt about the Contract, please consult the Industrial Bank in time.

Upon application by the Borrower, the Lender agrees to provide the Borrower with the working capital loan after examination and approval. In order to clarify the rights and obligations of both parties and abide by the credit, both parties hereto, in accordance with the relevant laws and regulations of the People’s Republic of China, hereby enter into the Contract for mutual compliance.

See Paragraph 2 of Article 23 hereof, special clauses, for details of the circumstance where the Lender and the Borrower confirm the loan hereunder.

Article 1 Definitions and Interpretations

Unless otherwise agreed in writing by both parties hereto, the following terms hereunder will be defined and interpreted as follows:

I. “Working capital loan” refers to the loan in RMB and foreign currency that the Borrower applies to the Lender for the daily production and operation of the Borrower.

II. “Creditor’s rights” or “primary creditor’s rights” refer to the creditor’s rights (including the principal, interest, penalty interest, compound interest, liquidated damages, damages, and expenses incurred by the Creditor to realize its creditor’s rights, etc.) formed from the financing provided by the Lender for the Borrower according to the Contract, after the Borrower (Debtor) applies to the Lender (Creditor) and the Lender has approved upon the examination. The creditor’s rights of the Lender against the Borrower hereunder are consistent with the Borrower’s debts against the Lender hereunder.

“Expenses incurred by the Creditor to realize its creditor’s rights” refer to the litigation (arbitration) fees, attorney fees, travel expenses, execution fees, costs of preservation and other necessary expenses for the realization of creditor’s rights paid by the Lender, when the Lender realizes the creditor’s rights in the form of litigation, arbitration, etc.

III. The following words under Article 6 hereof are defined and interpreted as follows:

“Fixed interest rate” refers to the interest rate that remains unchanged during the loan term.

“Floating interest rate” refers to the interest rate that varies according to the cycle and magnitude as agreed by the Borrower and the Lender during the loan term.

“Floating cycle” refers to the frequency of changes in the loan interest rate as agreed by the Borrower and the Lender. In a floating cycle, the loan interest rate is determined based on the benchmark interest rate calculated by the pricing method as agreed herein, and remains unchanged during the floating cycle; when a floating cycle expires and enters the next one, the loan interest rate is determined based on the benchmark interest rate in new floating cycle calculated by the pricing method as agreed herein, and remains unchanged during the floating cycle.

“PBOC RMB Benchmark Lending Rate” means the RMB benchmark lending rate announced by the People’s Bank of China on that day.

“PBOC RMB Deposit Benchmark Rate” refers to the RMB deposit benchmark rate announced by the People’s Bank of China on that day.

“LPR” refers to the loan prime rate calculated and announced by the National Interbank Loans Center based on the best lending rate independently offered by the quoting banks.

“SHIBOR” refers to the Shanghai Interbank Offered Rate calculated and published by the National Interbank Loans Center on the same day.

“LIBOR” refers to inter-bank offer rate in London financial market on the day of T-2, with currencies including USD, EUR and JPY. Among them, “T” is the actual date of loan release, and “T-2” is the first two working days before the actual date of loan release, hereinafter inclusive.

“HIBOR” refers to inter-bank HKD offer rate in Hong Kong financial market on the day of T-2.

The specific values of “LIBOR” and “HIBOR” are subject to the search result of the Industrial Bank core system.

IV. “Major transactions” as agreed in Article 14 hereof refer to (including but not limited to): any transaction that is determined to occur or potential, and that will seriously affect the basic structure of the Borrower’s company, the change of shareholders of the company, contingent liabilities, cash flow, profitability, core business secrets of the company, core competitiveness of the company, important assets of the company, major creditor’s rights and debts of the company, solvency and ability to perform the Contract, or other transactions that the Lender and/or Borrower deems constituting major transactions.

V. “Significant events” as agreed in Article 14 hereof refer to (including but not limited to): any determined or potential event that will seriously affect the ability of senior officers of the Borrower’s company to perform their duties, the employment and dismissal of employees engaged in the core business of the company, core business secrets of the company, core competitiveness of the company, basic structure of the company, changes in shareholders of the company, contingent liabilities of the company, existence of the company, legal company business, the company’s stability, development, profitability, solvency and ability to perform the Contract, and other events that the Lender and/or Borrower deems constituting significant events.

VI. The “working day” herein refers to the business day of the Lender’s bank. In the contract performance, if a withdrawal or repayment date is a non-business day, it will be postponed to the next business day.

Article 2 Explanations on contracting parties

See Paragraph 1 of Article 23 hereof, special clauses, for details.

Article 3 Loan amount

See Paragraph 3 of Article 23 hereof, special clauses, for details.

Article 4 Loan purposes

See Paragraph 4 of Article 23 hereof, special clauses, for details.

Article 5 Loan term

I. For the loan term, please see Paragraph 5 (1) of Article 23 hereof, special clauses.

II. In case of one-time loan release, the date of loan release shall be subject to the actual date of loan release as stated in the loan IOU and loan note. If the actual date of loan release is later than the date of loan release stated in the preceding paragraph, the maturity date of the loan shall be postponed accordingly.

III. For the plan for the use of loan in installments, please see Paragraph 5 (2) of Article 23 hereof, special clauses.

IV. Subject to the preconditions for withdrawal as stipulated in Article 7 hereof, the Lender shall pay the loan funds in accordance with Article 8 hereof.

V. The Lender has the right to appropriately adjust the plan for the use of loan in installments according to factors including whether the loan meets the provisions of relevant laws, regulations and policies, the preconditions for withdrawal as agreed herein, the conditions for payment of the loan funds, the signing of the guarantee contract corresponding to the Contract and the time of handling the guarantee formalities, and other factors that the Lender considers necessary.

VI. If the loan is draw down in several times, the same maturity date will apply; that is to say, the loans separately released will be subject to the same maturity date as that of the loan determined based on the loan IOU and loan note for the loan granted for the first time.

VII. If the Lender collects the loan in advance according to the circumstances as agreed herein, it shall be deemed that the maturity date of the loan shall accelerate correspondingly.

Article 6 Loan interest rate and interest collection

I. Loan interest rate

(I) For the pricing benchmark interest rate of the loan, please see Paragraph 6 (1) of Article 23 hereof, special clauses.

(II) For the pricing formula of the loan, please see Paragraph 6 (2) of Article 23 hereof, special clauses.

(III) For the specific implementation of the loan interest rate, please see Paragraph 6 (3) of Article 23 hereof, special clauses.

(IV) The pricing benchmark interest rate corresponding to the loan used in installments hereunder shall take the benchmark interest rate of each loan on the actual date of loan release (or the adjustment date of interest rate, if any) as the standard.

(V) For the loan released hereunder, in case that the state cancels the benchmark interest rate or there are no longer benchmark interest rates on the market, the Lender shall be entitled to re-determine the loan rate based on the interest rate policy of the state for the same period, in the principles of fairness and honesty, and with reference to industry practice, interest rates and other factors; after that, it shall notify the Borrower. If the Borrower has any objection, it shall consult with the Lender. Where the negotiation fails within five working days from the notice date of the Lender, the Lender shall be entitled to recover the loans and the Borrower shall immediately pay off the principal and interest of the remaining loan.

II. Repayment method of the loan interest

(I) Calculation of loan interest. The interest on the loan principal in the foreign currency shall be calculated from the date when the Lender transfers the loan principal to the Borrower’s account as agreed herein. Daily accrued interest on the loan = loan balance on that day × daily interest rate. The conversion of daily interest rate and annual interest rate shall be carried out in accordance with the regulations of the People’s Bank of China and international practices.

(II) For the repayment method of the loan interest, please see Paragraph 6 (4) of Article 23 hereof, special clauses.

III. Interest penalty and compound interest

(I) The Lender has the right to collect the interest penalty. For details of the interest rate on the interest penalty, please see Paragraph 6 (5) of Article 23 hereof, special clauses.

(II) Where a fixed rate is adopted for the loan interest rate, the penalty interest rate will also be a fixed interest rate; where a floating interest rate is adopted for the loan interest rate, the penalty interest rate will also be a floating interest rate, with its floating cycle consistent with the floating cycle of the loan interest rate.

(III) The method for collecting the interest penalty and compound interest shall be implemented in accordance with the repayment method of the loan interest as agreed herein.

Article 7 Preconditions for withdrawal

I. The Borrower may apply to the Lender for the release of loan hereunder after satisfying the following preconditions for withdrawal required by the Lender:

(I) The Borrower X has served the following documents on the Lender, and the information contained in the document has not changed and continues to be effective, or the Borrower has made explanations for the change satisfactory to the Lender:

1. The application for the loan, with its main content including but not limited to: the name, amount, purpose, time limit, repayment plan and repayment source of the loan project;

2. The legal and valid business license of the Borrower, the company’s articles of association, the loan card and the password/credit code, the legal representative, members of the board of directors and principal responsible person registered and filed with the administrative department for industry and commerce, the list of chief financial officers and the signature samples, valid identity documents of legal representative and its authorized representative, or other company documents that the Lender deems necessary;

3. True, legal and valid resolutions on approving the application to the Lender for the loan hereunder, clarifying the loan purposes and accepting various loan conditions required by the Lender which are made at the board meeting or the shareholders’ meeting convened by the Borrower in accordance with the statutory procedures, and which are adopted by the quorum of directors or shareholders by voting, or other documents that the Lender deems necessary;

4. The past three-year annual report approved by the Lender (attached with audit report and notes thereto), the financial statements for the latest period and the same period of the previous year; in case of the establishment of the Borrower less than three years, the Borrower shall submit the annual statements since its establishment;

5. Information on affiliated enterprises;

6. In case of an application for temporary working capital loan, relevant contracts, vouchers or materials such as procurement contracts, order contracts, debt certificates and so forth shall be provided;

7. Where the mortgage/pledge guarantee method is proposed to be adopted, the ownership certificates of collaterals must be provided, the value report shall be evaluated, and the registration procedures for the collaterals that should be handled in accordance with the relevant laws and regulations have been properly handled, and originals of relevant ownership certificates and registration certificates have been handed over to the Lender for keeping at the request of the Lender; where a third-party guarantee is proposed to be adopted, the relevant guarantee materials shall be provided in accordance with the requirements of aforesaid items 2 to 4, and the guarantee contract has entered into force; the above guarantee shall remain in force;

8. Where the Lender requests the insurance for the collaterals, the insurance procedure with the Lender as the first beneficiary has been completed, and the original of insurance policy has been handed over to the Lender for keeping; and the insurance continues to be valid; where the Borrower provides the mortgage/pledge, the Borrower hereby transfers the claim for insurance benefits enjoyed due to the occurrence of the insurance event to the Lender;

9. Enterprises in special industry must provide the production and operation license in special industry or enterprise qualification grading certificate issued by the authority;

10. If any party hereto requests the handling of the notarization and other formalities, the relevant notarization procedures have been completed;

11. The Borrower has opened an account at the Lender’s office at the request of the Lender, and voluntarily accepts the Lender’s credit supervision and payment settlement supervision;

12. Where the Borrower applies for the loan for foreign exchange projects, it must provide valid foreign exchange loan use certificates and approvals from relevant departments, and comply with relevant foreign exchange management policies;

13. The tax returns of the VAT, business tax and income tax required by the Lender to be provided;

14. Other documents, statements, vouchers and other information requested by the Lender to be provided.

(II) The Borrower is lawfully established with its legal and compliant production and operation, and has the going-concern ability and legitimate source of repayment;

(III) The loan purpose is clear, legal and compliant;

(IV) Representations and commitments made by the Borrower in Article 12 hereof are continuously true and effective; there is no event of default or potential event of default on or before the date of application for the loan release;

(V) The Borrower has completed the IOU or loan note related to the loan release. The IOU or loan note are integral parts hereof and bear the same legal effect as the Contract. Where the loan amount, the loan term and the loan rate and others hereunder are inconsistent with those recorded on the IOU or loan note, the latter shall prevail.

(VI) The Borrower has good credit without any significant record of bad behavior; if the Borrower is a new legal person, the controlling shareholder thereof shall have a good credit without any significant record of bad behavior;

(VII) Other preconditions for withdrawal requested by the Lender.

II. The Lender’s performance of the obligations hereunder is on the premise that the preconditions for withdrawal as agreed in this article are met. The Lender has the right to unilaterally decide to reduce or waive part preconditions for withdrawal, and the Borrower or Guarantor may not use such condition as the reason for the defense against the Lender.

III. The Lender has the right to appropriately adjust the loan release according to factors including whether the financing project meets the provisions of relevant laws, regulations and policies, the preconditions for withdrawal as required by the Lender, the signing of the guarantee contract corresponding to the Contract and the time of handling the guarantee formalities.

IV. The Borrower hereby agrees that: after the execution of the Contract, if the Borrower fails to meet the preconditions for withdrawal as agreed herein or the payment condition for loan funds in any one withdrawal, the Lender shall have the right to stop releasing the loan or paying the loan funds, or terminate the Contract, the liability or loss arising thereby shall be borne by the Borrower itself. The Lender shall notify the Borrower of the termination of the Contract, and the objection period of the Borrower shall be five working days, counting from the date on which the notice of termination is delivered to the Borrower in the manner as agreed herein. Where the Borrower does not raise any objection, the Contract will be automatically cancelled after the expiration of the objection period. Where the Borrower has an objection but the negotiation between both parties still fails within five working days after the expiration of the objection period, the Lender shall have the right to collect the loan in advance as agreed herein.

V. Upon review by the Lender, if the Borrower meets the preconditions for withdrawal as agreed herein, the Lender shall pay the loan funds in accordance with Article 8 hereof.

Article 8 Account monitoring and payment of loan funds

I. Account monitoring

According to the Interim Administrative Measures for Working Capital Loans promulgated by the China Banking Regulatory Commission, the Borrower commits that the preconditions for withdrawal as agreed herein have been met before the application for loan release, and that it accepts the Lender to supervise the use of loans according to the agreed purpose. The Lender has the right to monitor the basic deposit account, general deposit account and special deposit account opened by the Borrower, and to supervise and control the release and payment of loan funds and repaid funds in accordance with the manner as agreed herein.

The Borrower designates special account for fund return, and provides the inflows and outflows of the funds in such account in a timely manner. For the special account for fund return, please refer to Paragraph 7 (1) of Article 23 hereof, special clauses.

The Lender may, in accordance with the credit status of the Borrower and the financing situation, negotiate an additional account management agreement with the Borrower to clearly stipulate the management of the funds returned to the designated account. The Lender has the right to recover the loan in advance according to the withdrawal of the Borrower’s funds.

II. Payment of loan funds

(I) The Lender is entitled to manage and control the payment of loan funds by using the manner of payment by the Lender upon authorization or payment by the Borrower itself.

1. “Payment by the Lender upon authorization” refers to the act that the Lender pays the loan to the counterparty of the Borrower in a transaction conforming to the purpose as stipulated herein according to the Borrower’s authorization.

In the case of payment by the Lender upon authorization, the Borrower shall, prior to the granting of the loan, provide the relevant transaction materials conforming to the purpose as stipulated in the Contract. After the examination and consent of the Lender, the Borrower shall pay the loan funds to its counterparty through the Borrower’s account.

Under the payment by the Lender upon authorization, after the loan funds are paid to the counterparty of the Borrower, if the loan funds are returned since the underlying transaction contract is canceled, revoked or invalid or for other reasons, the Lender shall be entitled to recover the returned loan funds in advance as agreed in Article 13 hereof.

2. “Payment by the Borrower itself” refers to the act that the Borrower pays the loan fund to its counterparty in conformity with the purposes as agree herein after the loan fund is granted by the Lender to the Borrower’s account.

In the case of payment by the Borrower itself, the Borrower shall make a summary report on the payment of loan funds to the Lender on a regular basis, and the Lender shall have the right to check whether the loan payment conforms to the agreed purpose by means of account analysis, voucher inspection and on-site investigation.

(II) Payment upon authorization

See Paragraph 7 (2) of Article 23 hereof, special clauses.

(III) During the loan release and payment, in case of the Borrower under any of the following circumstances, the Borrower shall make additional loan grant and payment conditions at the request of the Lender, and the Lender shall have the right to take more stringent loan release and payment conditions and to stop the release and disbursement of the loan funds as well as to take the appropriate measures in accordance with agreements in Paragraph 2 of Article 15 hereof:

1. The credit status has decreased;

2. The profitability of the main business is not strong;

3. The use of loan funds is abnormal;

4. Other circumstances the Lender considers.

Article 9 Repayment of loan principal and interest

I. For the repayment method of the loan principal, please see Paragraph 8 (1) of Article 23 hereof, special clauses.

II. The Borrower shall repay the principal and interest of the loan hereunder in full and on schedule to the Lender on the repayment date and interest payment date as stipulated herein.

III. If the repayment day is a non-business day of the Lender, the repayment will be postponed to the next business day of the Lender, and the non-business day of the Lender will be included in the actual occupation days of the loan. When the Borrower repays the loan principal in the last installment , it shall pay off the loan principal and interest, which shall not be bound by the interest payment date as stipulated in Article 6 hereof.

IV. If the Borrower needs to renew the repayment due to the failure to repay the loan hereunder on time, it shall submit a written application for the loan extension to the Lender. For details, please refer to Paragraph 8 (2) of Article 23 hereof, special clauses.

V. Repayment in advance

See Paragraph 8 (3) of Article 23 hereof, special clauses.

VI. The Borrower hereby irrevocably authorizes the Lender to deduct payments, including but not limited to the loan principal and interest (including penalty interest and compound interest) and related expenses hereunder, directly from any account opened by the Borrower in the Lender’s office, all branches of Industrial Bank and subsidiaries, without going through judicial proceedings, when the Borrower fails to perform or violates the Contract. The Borrower agrees that the Lender has the right to determine the specific deduction order.

Article 10 Guarantee

I. For the guarantee contract hereunder, please refer to Paragraph 9 of Article 23 hereof, special clauses.

II. Before the completion of the signing of the guarantee contract hereunder and the completion of the guarantee procedures, the Lender has the right to temporarily not to perform various obligations hereunder including the loan release.

Article 11 Rights and obligations of both parties

I. Rights and obligations of the Lender

(I) Rights of the Lender:

1. The Lender has the right to request the Borrower to return the loan principal and interest on time;

2. The Lender has the right to request the Borrower to provide various information related to the loan;

3. The Lender has the right to know the production, operation and financial status of the Borrower;

4. The Lender has the right to supervise the Borrower to use the loan according to the purposes as agreed herein;

5. The Lender has the right to supervise the use of the loan and make a request;

6. The Lender has the right to deduct the loan principal and interest (including penalty interest and compound interest) and related expenses hereunder, directly from any account opened by the Borrower in the Lender’s office, all branches of Industrial Bank and subsidiaries, without going through judicial proceedings;

7. The Lender has the right to transfer all or part of the creditor’s rights and security interests hereunder to a third party at any time without obtaining the consent of the Borrower; Where the Lender transfers the loan and security interests hereunder, the Borrower shall still bear all obligations hereunder;

8. Where the Borrower fails to return the loan principal and interest or to repay the principal and interest as agreed herein, the Lender shall have the right to disclose the same in the credit information system or news media established or approved by the People’s Bank of China, the banking supervision institution or other government departments, and shall take legal measures including clearing and recovering, litigation or arbitration;

9. The Lender has the right to unilaterally decide to recover the loan in advance according to the return of funds of the Borrower;

10. The Lender has the right to enjoy other rights as stipulated by laws, regulations, rules or the Contract.

(II) Obligations of the Lender:

1. The Lender is obliged to grant and pay loan funds as agreed herein;

2. The Lender is obliged to keep confidential the debt, finance, production and operation of the Borrower, except for the following circumstances:

(1) provisions of laws and regulations;

(2) provisions or requirements of the regulatory institution;

(3) circumstance of the disclosure to the Lender’s partner.

II. Rights and obligations of the Borrower

(I) The Borrower has the following rights:

1. The Borrower has the right to withdraw and use all the loans as agreed herein;

2. The Borrower has the right to require the Lender to assume the obligation of confidentiality for its provided information as agreed herein.

(II) Obligations of the Borrower

1. The Borrower is obliged to truthfully provide the documents and materials required by the Lender, as well as the information on all its bank accounts, the bank of deposit and the balance of deposits and loans, and cooperate in investigation, examination and inspection by the Lender;

2. The Borrower is obliged to accept the Lender’s supervision or inspection of the Borrower’s use of credit funds, relevant production, operation and financial activities, and take reasonable measures for the Lender’s recommendations or requirements in a timely manner;

3. The Borrower is obliged to use the loan as agreed herein, rather than for other purposes, and to guarantee that the loan shall not be used for investment in fixed assets, in areas and for purposes prohibited by the state for production or operation, for investment in equity, for illegal trade of negotiable securities, futures, real estate, etc., for inter-enterprise mutual lending activities and other illegal activities restricted by the state, and that the loan shall not be occupied or embezzled in other ways;

4. The Borrower is obliged to accept the Lender’s monitoring of the Borrower’s account and management of the payment of loan fund as agreed in Article 8 hereof;

5. The Borrower is obliged to repay the loan principal and interest in full and on time in accordance with the Contract;

6. The Borrower may not transfer all or part of debts hereunder to a third party, without the written consent of the Lender;

7. The Borrower may not reduce the registered capital by any means, and may not extend the period for subscribing for the registered capital without the written consent of the Lender;

8. Before the Borrower has major events such as merger, division, equity transfer, external investment, substantial increase in debt financing and so on, the Borrower shall notify the Lender in writing at least 30 working days in advance and obtain the written consent of the Lender, and actively implement the safeguard measures for the full repayment of principal and interest of the loan hereunder on schedule as required by the Lender, including but not limited to:

(1) providing substantial increase in debt financing, including the guarantee for the application for loan or debts to the bank and other third party, for the provision of loan for a third party, or for the debt of a third party, which affects or may affect the return of the loan principal and interest;

(2) carrying out major change in any property or adjust business mode (including but not limited to the conclusion of a joint venture or cooperation contract with a foreign merchant or a merchant from Hong Kong, Macao or Taiwan; revocation, shutdown, suspension of production or change of production; division, merger, acquisition of any other entity or acquisition by any other entity; recombination, establishment of or reconstruction into a joint-stock company or external investment; investment in a joint-stock company or investment company by fixed assets such as buildings, machines and equipment or intangible assets such as trademarks, patents, know-hows or land use rights, or the transaction of property right or business right by lease, contracting, joint operation, custody or any other means);

(3) For the change of equity, please see Paragraph 10 (1) of Article 23 hereof, special clauses.

9. The Borrower shall notify the Lender in writing within 7 working days from the date of the occurrence or the possible occurrence of the following circumstances, and actively implement the safeguard measures for the full repayment of the principal and interest of the loan hereunder on time as required by the Lender:

(1) in the event of major financial loss, asset loss or other financial crisis;

(2) in the event of suspension of business, cancellation of business license, application or being applied for bankruptcy, dissolution, etc.;

(3) in the event of major crisis in aspects of operation or finance of its controlling shareholder and other related companies, which affects its normal operation;

(4) in the event of change of personnel of the Borrower’s legal representative, directors or senior officers, which affects its normal operation;

(5) for the change of equity of the Guarantor, please see Paragraph 10 (2) of Article 23 hereof, special clauses;

(6) in the event of major related party transactions between the Borrower and its controlling shareholders and other related companies, which affects its normal operation;

(7) in the event of any litigation, arbitration or criminal or administrative penalty that has a material adverse effect on its operation or property status;

(8) in the event of other major events that may affect its solvency.

10. At the request of the Lender (the Borrower is informed of the request in advance in a reasonable manner, unless it is unnecessary for the request to be informed in advance, due to the occurrence of an event of default or potential event of default or specific environment), and the Lender’s representative is allowed to engage in the following activities during normal office hours:

(1) visiting the location where the Borrower conducts business activities;

(2) examining the Borrower’s premises, facilities, factories and equipment;

(3) inquiring the Borrower’s book record and all other records;

(4) inquiring the employees, agents, contractors, and subcontractors of the Borrower who know or may know the relevant information required by the Lender.

11. The Borrower guarantees to maintain the financial status including current assets and net value of assets, asset-liability ratio and asset flow ratio within the scope required by the Lender. For details, see Paragraph 10 (3) of Article 23 hereof, special clauses.

12. For the collection letter or collection document sent by the Lender to the Borrower or sent in other ways, the Borrower must hand over the receipt to the Lender after signing for such letter or document.

Article 12 Representations and commitments of the Borrower

The Borrower voluntarily makes the following representations and commitments, and assumes legal liability for the authenticity of their contents:

I. The Borrower is a legal entity unit established and validly existing under the laws of the People’s Republic of China, and has full capacity for civil conduct. The Borrower guarantees to provide relevant evidences, permits, certificates and other documents required by the Lender as required by the Lender.

II. The Borrower has sufficient capacity to perform all obligations and liabilities hereunder, and its liabilities for liquidation shall not be mitigated or exempted as a result of any change in orders or financial conditions or any agreement signed with any unit.

III. The Borrower has sufficient powers, authorizations and statutory rights to sign the Contract. The Borrower has obtained all the internal approvals and authorizations and completed the performance of other relevant formalities required for the signing and performance of the Contract, and has obtained all necessary approvals, registrations, authorizations, consents and permits of any government department or other authorities and completed the performance of other relevant formalities required for the signing and performance of the Contract. All approvals, registrations, consents, permits, authorizations and other relevant formalities required for the signing of the Contract keep fully legal and effective.

IV. The conclusion of the Contract by the Borrower fully conforms to the articles of association, internal decision as well as the resolutions of the board of shareholders and the board of directors of the Borrower. The conclusion of the Contract does not conflict with or run counter to the articles of association, internal decision, resolutions of the board of shareholders or the board of directors or policies of the Borrower.

V. Execution and performance of the Contract is based on the expression of true meaning of the Borrower. The loan financing complies with the requirements of laws and regulations, and the execution and performance of the Contract does not violate any laws, regulations, regulations or agreements herein that are binding on the Borrower. The Contract is legal, valid and enforceable. If the Contract is invalid due to the defects of right of the Borrower in signing and performing the Contract, the Borrower will immediately and unconditionally compensate the Lender for all losses.

VI. All documents, financial statements and other materials provided by the Borrower for the Lender hereunder are true, complete, accurate and valid, and continue to maintain various financial indicators required by the Lender.

VII. The Borrower agrees that the loan business hereunder is subject to the provisions and practices of the Lender. The Lender has the right to recover the loan in advance according to the withdrawal of the Borrower’s funds.

VIII. Where the Borrower fails to perform the obligation as agreed herein, the Borrower shall hereby authorize the Lender to deduct the loan principal and interest (including penalty interest and compound interest) and related expenses hereunder, directly from any account opened by the Borrower in the Lender’s office, all branches of Industrial Bank and subsidiaries, without going through judicial proceedings.

IX. Regardless of before or after the signing of the Contract, if the Borrower submits any documents relating to the specific transaction to the Lender for review, and the Borrower guarantees the authenticity of all documents, the Lender will only make a decision on the apparent authenticity of the transaction documents. The Lender neither participates nor knows the specific nature of the transaction undertaken by the Borrower, and does not assume any liability.

X. The Borrower confirms that, except for the circumstance that has been disclosed to the Lender in writing, the Borrower has not concealed any of the following events that has occurred or is about to occur and that may cause the Lender to disagree with the loan release hereunder:

(I) Debt and contingent liabilities assumed by the Borrower, including but not limited to any mortgage, pledge, lien and other debt burdens established on the Borrower’s assets or income that are not disclosed to the Lender;

(II) Major violations of disciplines or laws or claims for compensation involving the Borrower or the main manager thereof;

(III) The Borrower’s breach of the debt contract made by and between the Borrower and any other creditor;

(IV) The Borrower has no pending litigation, arbitration or administrative action against the Borrower or its property that the Borrower knows possibly occur, and has no other similar procedures for the Borrower’s Liquidation or closure of business or others, regardless of whether they are initiated actively or by a third party;

(V) Other circumstances that may affect the Borrower’s financial status and solvency.

XI. The Borrower undertakes to use the loan in accordance with the purposes as stipulated herein, and does not misappropriate it for other purposes or for any other purpose that is contrary to the purpose as agreed herein. The Borrower shall, at any time, accept and cooperate with the Lender in the loan payment management, post-loan management and related inspections, and cooperate with the Lender in supervising and examining the Borrower’s use of loan funds and the borrower’s production and operation, financial activities, material inventory, assets and liabilities, bank deposits, cash inventories, etc., and in making an inventory thereof or other requirements that the Lender considers necessary or appropriate.

XII. The Borrower provides an acceptable guarantee approved by the Lender that is full and valid, or that other Lenders deem appropriate. If the guarantee hereunder involves real estate mortgage, the Borrower agrees to complete the evaluation procedures and undertake the assessment related expenses as the principal. When the Borrower knows that the mortgaged house will be demolished, it shall promptly perform the obligation of notification to the Lender; in case that the mortgaged house is demolished, and the compensation in the manner of exchange of property right is adopted, the Lender shall have the right to require the Borrower to pay off the debt in advance, or reset the mortgage and sign a new mortgage agreement, and shall provide the Guarantor’s guarantee with guarantee conditions, after the original mortgaged real estate is lost and before the new mortgage registration has not been processed; for the demolished real estate under the form of compensation, the Borrower is responsible for requiring the Mortgagor to continue to provide guarantee for the main creditor’s right with the compensation by opening a margin special account or certificates of deposit and other forms.

XIII. The Borrower shall not reduce the registered capital in any way. The Borrower may not transfer all or part of debts hereunder to a third party, without the prior written consent of the Lender. Before the debts hereunder are fully paid off, no debts between the Borrower and other Creditors (other than other branches of Industrial Bank) may be repaid in advance without the written consent of the Lender.

XIV. In the event of major unfavorable events affecting the Borrower’s solvency, the Lender shall be notified in a timely manner. A written consent shall be obtained from the Lender, before major matters such as merger, division, equity transfer, external investment, substantial increase in debt financing and so forth.

XV. Where the Lender has a lawsuit, arbitration or other dispute with the Borrower or any third party related to the Borrower due to the performance of the obligations hereunder, resulting that the Lender is forced to be involved in the dispute between the Borrower and any third party, litigation or arbitration fees, legal fees and other fees thereby incurred to and paid by the Lender shall be borne by the Borrower.

XVI. For the settlement business hereunder, the Borrower must handle it through the settlement account opened by the Lender.

XVII. The Borrower undertakes that its information published in the National Enterprise Credit Information Publicity System is authentic, complete, legal and effective, and continuously agree that the Lender inquires the information published and not published by it in the aforesaid system. If the Lender requires capital verification, the Borrower will agree about the capital verification as required by the Lender and provide the capital verification report by professional institute.

XVIII The Borrower hereby states and authorizes: the Lender will have the right to make necessary investigations of the credit standing of the Borrower, and may, according to demands for the construction of enterprise and individual credit of government departments, bank regulatory agencies, the People’s Bank of China, etc., submit the credit information, including the information on the Contract and other relevant information, to the credit system established or recognized by the aforesaid departments and agencies; and, hereby allows the legal inquiry about relevant information.

XIX. If the Borrower breaches the Contract, or falls into any circumstance impairing the Lender’s realization of creditor’s right, the Lender will be entitled to require the advance maturity of the subscribed capital contribution obligation of the Borrower and its shareholders, and the Borrower shall make the capital contribution as required by the Lender in a timely way. The Lender will be entitled to require no dividend distribution to the Borrower and shareholders thereof.

XX. For other matters stated and committed by the Borrower, see Paragraph 11 of Article 23 hereof, special clauses.

Article 13 Recovery of the loan in advance

I. During the loan period, the Borrower or the Guarantor (including the Guarantor or the mortgagor or the pledgor, hereinafter inclusive) falls into any one of the following circumstances: the Lender shall have the right to unilaterally decide to stop paying the loan which has not been used by the Borrower and early recover the part or: all loan principal and loan repaid in installments. If the Lender recovers the loan in advance in a certain installment as agreed herein, other unexpired loan shall be deemed to have expired in advance:

(I) Where false materials are provided or important business financial facts are concealed, and any evidence and documents submitted to the Lender and any of the representations and commitments in Article 12 hereof are proved to be untrue, inaccurate or incomplete or deliberately misleading;

(II) Where the original purpose of the loan is arbitrarily changed without the consent of the Lender, and the loan is misappropriated or used to engage in illegal transactions;

(III) Where the false contracts concluded with the related parties are made use of, and the Lender’s fund or credit is obtained by discounting or pledging to the Lender with notes receivable and accounts receivable which have no actual trade background;

(IV) Where the Borrower refuses to accept the Lender’s supervision and inspection over its use of credit funds and related business financial activities;

(V) In the event of major events such as merger, division, acquisition, restructuring, equity transfer, external investment, substantial increase in debt financing, etc., which the Lender believes possibly affecting the security of the loan;

(VI) Where the Borrower intends to evade the creditor’s rights of the Lender through related party transactions;

(VII) Where the credit status deteriorates, and the liquidity (including contingent liabilities) is significantly weakened;

(VIII) The borrower or its affiliated enterprises and the Guarantor or its affiliated enterprises fall into the cross default as stipulated in Article 16 hereof;

(IX) Where the Borrower fails to repay the principal and interest of any financing hereunder on time;

(X) Where the Borrower stops repaying its debts, or cannot or indicates that it cannot repay the debts due;

(XI) Where the Borrower stops or suspends its business, is declared bankrupt, dissolved, revoked the business license, is revoked, or is subject to deteriorating financial status;

(XII) Where the Borrower fails to perform the obligations as stipulated in Articles 11 and 14 hereof and other obligations as stipulated herein, or the Guarantor fails to perform the obligations as stipulated in the guarantee contract;

(XIII) Where the value of the collateral used for guarantee has been or may be significantly reduced, or the right to pledge must be cashed before the loan expires;

(XIV) Where the Borrower or the legal representative of the Guarantor, the main investor, directors, supervisors, senior officers abnormally change, or are missing or investigated or restricted for personal liberty by the judicial organs according to law, which have affected or may affect the performance of obligations hereunder;

(XV) The Borrower/Guarantor or its controlling shareholder, actual controller or its affiliated person is involved in major litigation, arbitration or other disputes, or its major assets are seized, frozen, deducted, enforced or subject to other measures with similar effects, which may endanger or damage the Lender’s rights;

(XVI) In case of events otherwise stipulated herein, or the circumstances in which the Borrower’s funds are returned, or other events that endanger, damage or may endanger or damage the rights of the Lender.

II. In the case of the above-mentioned recovery of loan in advance, the Lender may unilaterally decide whether to give the borrower a certain grace period depending on the Borrower’s production and operation, financial status and return of funds. If the Lender gives the Borrower a grace period, and the Borrower still fails to take remedial measures or the remedial measures taken by the Borrower do not meet the requirements of the Lender during the grace period, the Lender shall have the right to unilaterally decide to recover the loan in advance; the Lender may also not give the Borrower a grace period, and directly determines to recover the loan in advance.

III. In case of the recovery of loan in advance, the Lender shall have the right to take corresponding measures as agreed in Paragraph 2 of Article 15 hereof.

Article 14 Obligation of the Borrower to disclose major transactions and major events to the Lender

I. The Borrower shall promptly report the major transactions and major events of the Borrower to the Lender in writing.

II. If the Borrower belongs to a group client, the Borrower shall promptly report its related party transactions with more than 10% of net assets to the Lender in accordance with relevant provisions, including but not limited to:

(I) Connected relations among the parties to the transaction;

(II) Transaction project and transaction nature;

(III) Transaction amount or the corresponding proportion;

(IV) Pricing policy (including transactions without amount or only having symbolic amount).

Article 15 Liability for breach

I. After the validation of the Contract, the Borrower and the Lender shall fulfill obligations hereunder. If either party fails to fulfill any obligation hereunder in whole or in part, the said party shall bear corresponding liability for breach of the Contract.

II. In case of the Borrower failing to use the loan according to the purpose as agreed herein, pay the loan fund in the manner as agreed herein or abide by the matters as stated and committed, or information distortion of its document on the application for loan, breakthrough of the stipulated financial indicators, major cross default events and other non-performance of any clause hereof, the Lender shall have the right to take one or more of the following measures:

(I) requiring the correction of the breach within a prescribed time limit;

(II) stopping issuing loans that have not been issued hereunder, and stopping paying the unpaid loan funds hereunder;

(III) requiring the Borrower to supplement the provision of conditions for loan release and payment which meet the requirements of the Lender, or to cancel the use of the loan by the Borrower in a manner of “payment by the Borrower itself”;

(IV) unilaterally decide to the acceleration of maturity of all or part of the debts;

(V) unilaterally terminating or dissolve the Contract, and requiring the Borrower to pay off the due or undue loan principal and interest and pay or compensate for the relevant losses;

(VI) requiring the Borrower to pay the overdue interest penalty in case of overdue loan; requiring the Borrower to pay the interest penalty for misappropriation in case that the Borrower misappropriates the loan; requiring the Borrower to pay the compound interest on the unpaid interest;

(VII) requiring the Borrower to add or replace the Guarantor, collateral, pledge/mortgage right;

(VIII) implementing or realizing rights under any guarantee related to the loan;

(IX) deducting the payment directly from any account opened by the Borrower in the Lender’s office, all branches of Industrial Bank and subsidiaries, without going through judicial proceedings, or entrusting the Borrower’s bank opening the account to deduct the payment from its account, including but not limited to the loan principal and interest (including interest penalty and compound interest), the relevant expenses hereunder; in case that the currency of the money in the account is different from the loan currency, the Lender shall have the right to convert the it into the loan currency at the middle price announced by the Lender on the day of the deduction, in order to pay off the loan principal and interest;

(X) filing a lawsuit or arbitration to require the Borrower to pay off the loan principal and interest, with the expenses incurred by the creditor to realize its creditor’s rights to be borne by the Borrower;

(XI) The Lender has the right to detain or retain any movable or immovable property, tangible property or intangible property of the Borrower under the control and possession of the Lender or to take other measures deemed appropriate by the Lender;

(XII) Other measures prescribed by laws and regulations or as agreed herein or as deemed appropriate by the Lender.

III. Subject to the preconditions for withdrawal and conditions for payment of loan funds as agreed herein, if the Lender fails to provide the loan according to the agreed date and amount, causing the loss to the Borrower, it shall compensate the Borrower for the direct economic loss arising thereby. However, the Lender shall not be liable for compensating any foreseeable or unforeseen indirect losses of the Borrower arising therefrom.

IV. During the performance of the Contract, if the materials provided by the Borrower are untrue, inaccurate, and incomplete or have other defects, causing the wrong payment by the Lender upon authorization, late payment, the Borrower’s handling of the independent payment in violation of the Contract or other losses, the Lender shall not assume any liability.

V. The Lender shall not bear any liability for the disputes over the loan release or payment or other losses, due to the freeze of the account for granting the loan or the account of payment object as agreed herein, or for other reasons.

VI. Where the Guarantor (i.e. Guarantor, Mortgagor or Pledgor) hereunder falls into any one of the following circumstances, the Lender shall have the right to take measures as agreed in Paragraph 2 of this article:

(I) Where the Guarantor fails to perform the agreement under the guarantee contract, or the credit status deteriorates, or the event that other guarantee ability is weakened occurs;

(II) Where the Mortgagor fails to perform the mortgage contract, or intentionally damages the collateral, or the value of the collateral may be or have been significantly reduced, or other events damaging the Lender’s mortgage right occur;

(III) Where the Pledgor fails to perform the pledge contract, or the value of the collateral has been or may be significantly reduced, or the right to pledge must be cashed before the loan is paid off, or other events damaging the pledge of the Lender occur;

Article 16 Cross default

In case that the Borrower or its affiliated enterprises and the Guarantor or its affiliated enterprises fall into any one of the circumstances, it shall be deemed as the Borrower’s breach of the Contract, and the Lender shall have the right to recover the loan in advance as agreed Article 13 hereof, and shall require the Borrower to bear the liability for breach as agreed Article 15 hereof:

(I) Where any loan, financing or debt falls or may fall into the default, or is declared to expire in advance;

(II) Where any guarantee or similar obligation fails to be performed, or has the possibility of non-performance;

(III) Where legal documents or contracts relating to the debt guarantee and other similar obligations fail to be performed or is violated, or there is the possibility of non-performance or violation thereof;

(IV) Where the circumstance of inability to pay off the debts due or the loan/financing due occurs or will occur;

(V) Where the Borrower is declared or about to be declared bankrupt upon legal proceedings;

(VI) Where the Borrower transfers its assets or property to other Creditors;

(VII) In the event of other circumstances that endanger the security of the loan principal and interest hereunder.

Article 17 Continuity of obligations

All obligations of the Borrower hereunder are continuous, and bear the full and same binding force on its successor, agent, receiver, transferee and objects after its merger, reorganization and change of name.

Article 18 Advance maturity of the principal and interest

The Borrower agrees that, the Lender has the right to determine any other obligation of the Borrower to the Lender, including the obligation to repay all due and undue loan principal and interest (including interest penalty and compound interest) hereunder, will expire immediately, once the Borrower fails to perform Article 12 hereof, representations and commitments, or fails to perform any of its obligations hereunder.

Article 19 Application of laws, governance and dispute resolution

I. The conclusion, validation, performance, dissolution and interpretation of the Contract and dispute resolution shall be subject to the laws of the People’s Republic of China (for the purpose of the Contract, excluding laws of the Hong Kong Special Administrative Region, the Macao Special Administration Region and Taiwan).

II. See Paragraph 12 of Article 23 Special clauses hereof for dispute resolution methods specified hereunder.

III. In the period of a dispute, clauses not in dispute hereof shall still be performed.

Article 20 Correspondence documents, communications and notices

I. The Borrower agrees and confirms that the following address is the service address of notices given by the Lender as well as dunning and litigation (arbitration) instruments about debts/guarantee obligations hereunder (including but not limited to indictments (or arbitration applications) and evidences, summons, notices of responses to actions, notices of proof, notices of court session, payment orders, judgments (awards), rulings, mediation documents, execution notices, notices of fulfillment within a prescribed time limit and other legal instruments in the phases of litigation or arbitration hearing and execution). See Paragraph 13 of Article 23 hereof, special clauses.

II. As long as any document, communication, notice or legal instrument is sent as per any of the aforesaid addresses, it will be deemed that it is served at the following date accordingly (the service to the designated collecting agent will be deemed as the service to the addressee):

(I) as for postal delivery (including express mail, regular mail and registered mail), the fifth working day after the posting day will be deemed as service day;

(II) as for fax, e-mail, short message or any other electronic communication address, sending day will be deemed as service day;

(III) as for personal service, the day of signing for receipt by the addressee will be deemed as service day. If the address refuses to receive an instrument, the serving person may record service process by taking picture or video, and leave the instrument, and it will be deemed that the instrument has been served.

III. Where the Lender sends a notice by issuing an announcement at its network, online banking website, phone bank or business outlet, the day of issuing the announcement will be deemed as service day. In any circumstance, the Lender will not need to bear any liability for any transmission error, omission or delay occurring in the post, fax, phone or any other communication system.

IV. The parties agree that their corporate seal, office seal, special seal for finance, special seal for contract and receiving and sending seal, the special seal for credit business of the Lender and so on are effective seals for notices, contacts, the service of legal instruments and letters of the parties. All staff members of the Borrower’s unit are authorized signer of correspondence documents, communications and notices.

Article 21 Contract validity and other matters

I. The Contract shall come into force as of the date when both parties sign the Contract and affix their seals hereon.

II. In the effective period of the Contract, any tolerance, grace, preference or delay in exercise of interests or rights hereunder granted by the Lender to the Borrower or the Guarantor will not damage, affect or restrict all interests and rights enjoyed by the Lender according to relevant laws and the Contract, shall not be deemed as the Lender’s waiver of the rights or interests hereunder, and will not affect any obligation of the Borrower hereunder.

III. In the event that any of the national laws, regulations or regulatory policies changes, leading to the Lender’s performance of the loan grant obligations as agreed herein failing to comply with the laws, regulations or regulatory requirements, the Lender shall be entitled to unilaterally terminate the Contract and announce that all the loans that have been granted will mature in advance; in that case, the Borrower shall immediately repay the loan at the request of the Lender.

IV. If the loan fails to be granted or the payment fails to be handled in a timely manner, due to force majeure, communication or network failure, the failure of the Lender’s system and for other reasons, the Lender shall not bear any liability, but shall promptly notify the Borrower.

V. The Lender shall be entitled to authorize or entrust any other branch of Industrial Bank to fulfill rights and obligations hereunder (including but not limited to authorizing or entrusting any other branch of Industrial Bank to enter into relevant contracts) as per business management demands, or transfer the loan hereunder to any other branch of Industrial Bank for undertaking and acceptance. If the Borrower agrees, it is unnecessary for the Lender to otherwise obtain the consent of the Borrower in respect of aforesaid behaviors of the Lender.

VI. The Borrower agrees that the Lender is entitled to unilaterally increase or decrease or cancel the loan amount unused hereunder in accordance with the Borrower’s production and operation, repayment, credit granting of other financial institutions and other factors. If the Lender decides to increase or decrease or cancel the same, it shall notify the Borrower five working days in advance, but without otherwise obtaining the consent of the Borrower.

VII. Where any clause hereunder is or becomes unlawful, invalid or unenforceable in any respect at any time, the legality, validity or enforceability of other clauses hereunder shall not be affected or impaired.

VIII. The subheadings hereof are added only for the purpose of reading convenience, and shall not be used for the interpretation hereof or for any other purpose.

IX. The appendix hereto constitutes an integral part hereof and bears the same legal effect as the text of the Contract.

Article 22 Notarization and voluntary acceptance of compulsory execution

I. If either party puts forward a requirement for notarization, the Contract shall be notarized by a notary organ stipulated by the State.

II. The notarized contract has the effect of compulsory execution. If the Borrower fails to perform the debt or the Lender realizes the creditor’s rights as stipulated by laws and regulations and the Contract, the Borrower shall agree that the Lender applies to the notary organ for issuing execution certificate with the effect of compulsory execution, and the Lender shall have the right to directly apply for compulsory execution to the competent people’s court with such execution certificate.

Article 23 Special clauses

I. Notes about contracting parties

(I) Lender: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Domicile: No. 238, Zhaojiabang Road

Legal representative/Principal: Lu Shen

(II) Borrower: Shanghai ECMOHO Health Biotechnology Co., Ltd.

Domicile: Floors 2 and 3, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai, China

Legal representative/Principal: Wang Ying

II. The Lender and the Borrower confirm that the loan hereunder falls into the first circumstance:

(First) The Contract is a sub-contract of the / Credit Line Contract (i.e. the general contract) with the Contract No. / , and the credit line is equivalent to RMB’00,000,000 only, with the valid period of the credit from mm/dd/yy to mm/dd/yy. The amount of this loan is included in the credit line. Among them, the loan amount in foreign currency shall be included in the credit line by being converted into RMB at the middle price announced by the Lender on the date of signing the Contract.

(Second) The Contract is an independent legal text made by and between the Lender and the Borrower.

III. Loan amount

The Lender agrees to provide the Borrower with a loan (currency) RMB              only (amount in words).

IV. Loan purposes

The loan is used for daily business turnover including purchase of nutritional supplements. The Borrower may not misappropriate the loan for other purposes without the written consent of the Lender.

V. Loan term

(I) The loan term is 12 months, that is, from June 12, 2018 to June 11, 2019.

(II) The plan for the use of loan in installments is:

     RMB’0,000 used on mm/dd/yy; RMB’0,000 used on mm/dd/yy;

     RMB’0,000 used on mm/dd/yy; RMB’0,000 used on mm/dd/yy;

     RMB’0,000 used on mm/dd/yy; RMB’0,000 used on mm/dd/yy;

     RMB’0,000 used on mm/dd/yy; RMB’0,000 used on mm/dd/yy;

     RMB’0,000 used on mm/dd/yy; RMB’0,000 used on mm/dd/yy;

The Borrower shall apply to the Lender for handling the withdrawal procedures within three working days before each withdrawal date or at other time as requested by the Lender in writing.

If the Borrower fails to withdraw the loan according to the above-mentioned agreed period of using the loan in installment, the Lender shall have the right to require the Borrower to pay the amount equivalent to 0.0X% of the loan amount which should be withdrawn in the current period as the liquidated damages.

VI. Loan interest rate and interest collection

(I) For the pricing benchmark interest rate, the first agreement of the following manners will apply;

(First) One-year PBOC RMB Benchmark Lending Rate.

(Second) / (period) PBOC RMB Deposit Benchmark Rate.

(Third) / (period) LPR.

(Fourth) / (period) SHIBOR.

(Fifth) / (period) LIBOR.

(Sixth) / (period) HIBOR.

(II) For the pricing formula for the loan interest rate, the second method will apply as follows:

(First) Loan interest rate = Pricing benchmark interest rate + / %.

(Second) Loan interest rate = Pricing benchmark interest rate × 1.4.

(III) For the loan interest rate (namely, annual interest rate, hereinafter inclusive), the second agreement of the following manners will apply:

(First) Fixed interest rate. The loan interest rate is determined according to the pricing benchmark interest rate and the pricing formula on the actual date of loan release, with the interest rate unchanged during the loan period.

(Second) Floating interest rate. The loan interest rate is determined according to the pricing benchmark interest rate and the pricing formula on the actual date of loan release and the adjustment date of interest rate. On the adjustment date of interest rate, the A method will apply: A. the floating cycle is a quarter (month/quarter/half a year/year/other cycle). The corresponding date for each full cycle from the actual date of loan release is the adjustment date of interest rate hereunder; if there is no corresponding date in the current month, the last day in such month shall be the corresponding day; B. /

During the loan period, the Borrower will not be notified of any adjustments to benchmark interest rate.

(Third) Other methods for the interest rate:     / .

(IV) For the repayment method of the loan interest, the first agreement of the following manners will apply:

(First) The loan hereunder agrees that the 21th of the last month of each quarter (month/ last month of a quarter/ last month of half a year/ last month of a year / other cycle) is the interest payment date. The Borrower shall pay the loan interest for the current period to the Lender on the interest payment date, and settle the remaining principal and interest when the loan is due.

(Second) The corresponding date (in case that there is no corresponding date in the current month, the last day in such month shall be the corresponding date) for each full / (month / quarter / half a year / year / other cycle) from the actual date of loan release is the interest payment date of each installment. The Borrower shall pay the loan interest for the current period to the Lender on the interest payment date, and settle the remaining principal and interest when the loan is due.

(Third) The initial interest payment date is on mm/dd/yy. The corresponding date (in case that there is no corresponding date in the current month, the last day in such month shall be the corresponding date) for each full / (month / quarter / half a year / year / other cycle) from the initial interest payment date is the interest payment date of each installment. The Borrower shall pay the loan interest for the current period to the Lender on the interest payment date, and settle the remaining principal and interest when the loan is due.

(Fourth) Other methods of repayment:     / .

(V) If the Borrower fails to use the loan in accordance with the purposes as stipulated herein, the Lender shall have the right to charge the interest penalty on the misappropriated loan, with the penalty interest rate at the loan interest rate rising by 100%; Where the Borrower fails to repay the loan as scheduled and does not reach an agreement with the Lender on the extension matters, it will constitute delay of loans, in which case, the Lender shall be entitled to collect interest penalty for the delayed loans, with the penalty interest rate at the loan interest rate rising by 50%; For interest that have not been paid on time (including interest before and after the loan expires, interest penalty on the loan misappropriation and overdue penalty interest), the Lender has the right to collect the compound interest at the penalty interest rate of the overdue loan as agreed herein. Where the same loan is overdue and fails to be used as agreed herein, the higher penalty interest rate will apply.

VII. Account monitoring

(I) Account for fund return

The Borrower appoints the following account as a special account for fund return, and provides the inflows and outflows of the funds in such account in a timely manner.

Account name: /Account number: /

Bank of deposit: /

(II) Payment upon authorization

For the payment of loan funds under any one of the following circumstances, the method of payment by the Lender upon authorization shall be adopted:

1. The Borrower and the Lender newly establish a credit business relationship and the Borrower’s rating level in the Lender’s unit is below B3 (inclusive). “Newly established credit business relationship” refers to credit business relationship initially established by the Lender and the Borrower or the credit business relationship which has not occurred within 2 years;

2. Working capital loan for replacement;

3. The payment object is clear or single payment amount is more than RMB’0,000 (inclusive) (for the loan in foreign currency, it is converted at the middle price announced by the Lender on the payment date);

4. Others: /.

VIII. Repayment of loan principal and interest

(I) For the loan principal hereunder, the second repayment method will apply as follows:

(First) Repay the loan principal in installments, with the principal amount to be repaid and repayment date as follows:

     RMB’0,000 repaid on mm/dd/yy; RMB’0,000 repaid on mm/dd/yy;

     RMB’0,000 repaid on mm/dd/yy; RMB’0,000 repaid on mm/dd/yy;

     RMB’0,000 repaid on mm/dd/yy; RMB’0,000 repaid on mm/dd/yy;

     RMB’0,000 repaid on mm/dd/yy; RMB’0,000 repaid on mm/dd/yy;

/	°

If the Lender adjusts the plan for the use of loan in installments, the date and amount of repayment of the loan in installments as agreed herein shall be unchanged, and the Borrower shall return the loan principal on time.

(Second) The loan principal is fully repaid in a lump sum on the maturity date of the loan.

(Third) Other methods of repayment of loan principal: /

.

(II) If the Borrower fails to repay the loan under the loan contract on time and needs to extend the loan repayment period, it shall submit a written application for the loan extension to the Lender before / working day(s) before the expiration date of the loan. Upon examination and approval by the Lender, both parties shall separately sign the Loan Renewal Contract as a supplementary contract hereto.

(III) Repayment in advance

The Borrower shall repay the loan principal and interest thereon on the date as agreed herein.

If the Borrower requests the return of the loan principal and interest in part or in whole in advance, it shall notify the Lender in writing 10 working days in advance, and obtain the Lender’s written consent. Upon approval of the Lender, after the Borrower repays the loan principal and interest in part in advance, it shall negotiation with the Lender about the repayment installment, time and amount thereafter. For loan principal returned in advance, the interest thereon shall be charged according to the actual period of use and at the loan interest rate as agreed herein. The Lend will no longer adjust the loan interest collected before the repayment in advance.

If the Borrower requests the repayment in advance, the Lender shall have the right to request the Borrower to pay the liquidated damages at /% of the amount repaid in advance.

IX. Guarantee

The following contracts are guarantee contracts hereunder:

(I) The “Guarantee Contract” (contract name), with the contract No. 01611-1, the guarantee method of guarantee, and the Guarantor of Wang Ying;

(II) The “Guarantee Contract” (contract name), with the contract No. 01611-2, the guarantee method of guarantee, and the Guarantor of Zeng Qingchun;

(III) The / (contract name), with the contract No. / , the guarantee method of / , and the Guarantor of / ;

(IV) The / (contract name), with the contract No. / , the guarantee method of / , and the Guarantor of / ;

(V) The / (contract name), with the contract No. / , the guarantee method of / , and the Guarantor of / ;

(VI) The / (contract name), with the contract No. / , the guarantee method of / , and the Guarantor of / ;

X. Rights and obligations of both parties

(I) The Borrower’s equity changes, with the equity reaching / % (including but not limited to equity transfer, custody, escrow, pledge, etc.).

(II) The Guarantor’s equity changes, with the equity reaching / % (including but not limited to equity transfer, custody, escrow, pledge, etc.).

(III) The Borrower guarantees to maintain the financial status including current assets and net value of assets, asset-liability ratio and asset flow ratio within the following scope required by the Lender:     /    .

11. Other matters stated and committed by the Borrower:    /    .

XII. Dispute resolution

The Borrower and the Lender shall settle any dispute arising from the Contract through amicable negotiation; if the amicable negotiation fails, both parties will agree to settle it by the third method below:

(First) Institute legal proceedings to a people’s court at the domicile of the Lender.

(Second) Apply for arbitration to / Arbitration Committee, and be subject to arbitration rules of the said committee prevailing at the time of arbitration to settle the dispute. Within the scope allowed by the arbitration rules, the parties agree about trial by simple procedures. The arbitral award is final and binding on both parties. The arbitral tribunal selects to open a court session at /.

(Third) Other means: institute legal proceedings to the people’s court at the place where the Contract is concluded.

XIII. Correspondence documents, communications and notices

The Borrower agrees and confirms that the following address is the service address of notices given by the Lender as well as dunning and litigation (arbitration) instruments about debts/guarantee obligations hereunder (including but not limited to indictments (or arbitration applications) and evidences, summons, notices of responses to actions, notices of proof, notices of court session, payment orders, judgments (awards), rulings, mediation documents, execution notices, notices of fulfillment within a prescribed time limit and other legal instruments in the phases of litigation or arbitration hearing and execution).

(I) Address of the addressee:

1. Name of the Borrower: Shanghai ECMOHO Health Biotechnology Co., Ltd.;

Address of the Borrower: 2/F, No.1000 Tianyaoqiao Road, Xuhui District, Shanghai;

Zip code: 200030; Tel.:****;

Contact: Wang Ying.

2. Name of the designated addressee’s agent (if any): / ;

Address of the addressee’s agent:     / ;

Zip code:     / ; Tel.: /      .

(II) The Borrower agrees and confirms that the Lender may send notices by adopting any of the following electronic communication address:

1. By fax, with the number:     / ;

2. E-mail, and address:     / ;

3. Short message, with the phone number: ****.

(III) In case of a change in any of the aforesaid service address, the Borrower shall promptly notify the Lender in writing and confirm the service address again. If not, it will be deemed that the address is not changed, and relevant liability arising therefrom, if any, will be independently borne by the Borrower.

XIV. The Contract is made in six copies of the same legal effect, respectively five for the Lender, one for the Borrower.

XV. Supplementary terms

If the Borrower requests the return of the loan principal and interest in part or in whole in advance, it shall notify the Lender in writing at least 10 working days in advance, and obtain the Lender’s written consent.

If the Borrower requests the advance repayment, the Lender shall have the right to request the Borrower to pay the liquidated damages according to the formula of “amount repaid in advance * loan interest rate* the remaining natural days of the loan/360”.

In case of any inconsistency between other agreements hereof and the supplementary clauses, the latter shall prevail.

See the Appendix Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents (No. sd01611) for the service of litigation documents and all other documents; relevant clauses hereof and agreements in the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents complement each other. In case of any inconsistency, the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents shall prevail.

Lender (corporate seal):

Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch (Seal)

Principal or owner (signature and seal): Lu Shen (seal)

Borrower (official seal):

Shanghai ECMOHO Health Biotechnology Co., Ltd. (Seal)

Legal representative or owner (signature and seal): Wang Ying (Seal)

Signed on: June 12, 2018

Signed at: No.168 Jiangning Road, Shanghai

Guarantee Contract

(Applicable to corporate single business)

Contract No.: 01611-2

Creditor: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Guarantor (entity):   /

Guarantor (natural person): Zeng Qingchun

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Important Notes for Signing

In order to maintain your rights and interests, please carefully read, check and confirm the following matters before signing the Guarantee Contract:

I. You have the right to sign the Contract, and have obtained full authorization, if it is necessary to obtain the consent of others;

II. You have carefully read and fully understood clauses of the Contract, and have specially paid attention to the assumption of relevant responsibilities, the exemption from or restrictions to the liability of Industrial Bank as well as contents in bold;

III. Your company and you have fully understood meanings of clauses hereof as well as corresponding legal consequences, and are willing to accept such clauses;

IV. The text of the Contract provided by the Industrial Bank is a model text, with blank lines left for relevant clauses hereof, and includes “Supplementary Clauses” at the end of the Contract for the parties’ amendment, supplement or deletion of the Contract;

V. In case of any doubt about the Contract, please consult the Industrial Bank in time.

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The Guarantor provides guarantee for financing services provided by the Creditor for debtor (see Paragraph II of Article 17 Special clauses hereof for the name of the debtor, the “Debtor”). In order to specify responsibilities and abide by credit, the parties hereby conclude the Guarantee Contract (the “Contract”) upon negotiation.

Article 1 Definitions and Interpretations

Save as otherwise specified hereunder,

I. The “financing” refers to the loan, documentary bills, acceptance, discount, guarantee and other financial services provided by the Creditor for the Debtor pursuant to the main contract.

II. Definitions and interpretations under the Main Contract apply to the Contract.

Article 2 Explanations on contracting parties

See Paragraph I of Article 17 Special clauses hereof.

Article 3 Main contract

I. Basic contents of the main contract for the guarantee hereunder: See Paragraph III of Article 17 Special clauses hereof.

II. In case of any inconsistency between any actual content of the main contract and any of the aforesaid agreement, contents of the certificate of creditor’s right such as loan note shall prevail.

Article 4 Scope of guarantee

I. The scope of guarantee hereunder includes the financing principal, interests (including default interests and compound interests), default fines, liquidated damages and expenses incurred by the Creditor to realize its creditor’s rights hereunder (the “Guaranteed Creditor’s Right”). Expenses incurred by the Creditor to realize its creditor’s rights refer to litigation (arbitration) expenses, attorney fees, travel expenses, execution fees, costs of preservation paid by the Creditor for realizing its creditor’s right by litigation, arbitration, the application to a notary authority for issuing execution certificate and other means, as well as other necessary expenses for realizing the creditor’s right.

II. For the avoidance of ambiguity, all expenses and expenditures (including but not limited to attorney fees and litigation or arbitration expenses) incurred by the Creditor for preparing, improving, performing or compulsorily implementing the Contract or exercising rights hereunder or those relating to that constitute a part of the Guaranteed Creditor’s Right.

Article 5 Guarantee Mode

I. The Guarantor undertakes joint and several guarantee responsibilities hereunder. If there are several guarantors hereunder, the guarantors will undertake joint and several guarantee responsibilities concerning the Guaranteed Creditor’s Right for the Creditor.

II. If the Debtor fails, upon the maturity of the fulfillment period of principal debt, to repay principal and pay interests in accordance with the main contract on time, the Guarantor will undertake joint and several settlement responsibility.

III. If the Creditor declares, in the fulfillment period of the principal debt, the advance maturity of the said period in accordance with the main contract, the Guarantor will undertake the joint and several settlement responsibility for the principal debt mature in advance as well as other debts within the scope of guarantee.

Article 6 Guarantee period

I. The guarantee period is two years as from the date when the fulfillment period of the main debt expires.

II. The guarantee period for the acceptance of bank acceptance bills and that under the L/C and the L/G is two years as from the date when the Creditor advances monies. If the Creditor advances monies by instalments, the guarantee period shall respectively start from the date of each sum of advance.

III. The guarantee period for the discount of commercial bills is two years as from the date of maturity of the discounted bills.

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IV. If the Creditor recovers loan pursuant to the main contract or the Contract in advance, or the fulfillment period of the main debt expires in advance in any circumstance set out in any law or administrative regulations, the guarantee period will be two years as from the date when the debt under the main contract expires in advance as determined by the Creditor.

V. If the main creditor’s right is repaid by instalments, the guarantee period of creditor’s right of each phase will be calculated by phase and be two years as from the date when the creditor’s right of each phase expires.

VI. Where the Creditor and the Debtor reach an agreement about extension of the fulfillment period of the debt under the main contract, the Guarantor will continuously undertake guarantee responsibilities, and the guarantee period will be two years as from the date when the fulfillment period of the debt set out in the extension agreement.

Article 7 Demand guarantee

The debt of the Guarantor hereunder shall be paid on demand. That is to say, as long as the Creditor submits to the Guarantor a debt dunning notice specifying the number of the Guarantee Contract and the amount of main debt, the Guarantor shall immediately fulfill settlement responsibility at the date of receiving the notice.

Article 8 Statements and Warranties of the Guarantor

I. The Guarantor, as an independent legal subject, has the capacities for all necessary civil rights and behaviors, guarantor qualifications and settlement substitution capacity stipulated by law, and is willing to undertake and fulfill guarantee responsibilities.

II. If the Guarantor is an entity, the conclusion of the Contract fully conforms to the articles of association, internal decision as well as the resolutions of the board of shareholders and the board of directors of the Guarantor. The conclusion of the Contract does not conflict with or run counter to the articles of association, contract, resolution of the board of shareholders or the board of directors or policies of the Guarantor.

III. The conclusion and performance of the Contract by the Guarantor does not violate any provision or agreement binding upon assets thereof, the guarantee agreement or other agreement signed by the Guarantor with others or any other document, agreement or commitment binding upon the Guarantor.

IV. All documents, materials, statements, vouchers and so on provided by the Guarantor for the Creditor are accurate, authentic, complete and effective, and the Guarantor accepts the examination and supervision conducted by the Creditor for production and operation activities and financial position thereof.

V. The Guarantor knows and agrees about all clauses of the main contract, and is willing to provide guarantee for the debtor under the main contract and fulfill the joint and several settlement obligation in accordance with the Contract. If the Guarantor is a natural person, the Guarantor further undertakes: if the Guarantor is lost or is declared to be lost, cannot be contacted normally, has his/her whereabouts unknown, or loses the capacity for necessary civil behaviors, his/her guardian and property receiver will undertake the guarantee responsibilities hereunder for the Creditor to the limit of properties of the Guarantor; if the Guarantor is dead or is declared to be dead, his/her guarantee responsibilities for the Creditor hereunder will be fulfilled by his/her legacies.

VI. The Guarantor does not conceal any of the following events which has occurred or is about to occur and may make the Creditor not accept the Guarantor:

1. any event of material discipline violation, illegality or claim relating to the Guarantor or main leader thereof;

2. any outstanding litigation or arbitration event;

3. any debt or contingent liability undertaken by the Guarantor, or any guarantee or mortgage (pledge) guarantee provided for a third person;

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4. any default event of the Guarantor under a contract concluded with the Creditor or any other creditor; or

5. any other circumstance affecting the financial position or guarantee capability of the Guarantor.

VII. After having fulfilled the guarantee responsibilities, the Guarantor has the right to claim monies from the debtor on the premise of no influence on the debtor’s future repayment of debt. If the debtor faces the claim of the Guarantor and any payment requirement of the Creditor under the main contract, the Guarantor will agree that the debtor priorly repays the debt of the Creditor.

VIII. If the debtor and the Guarantor have or will conclude a counter guarantee contract concerning the guarantee obligation under the Contract, the counter guarantee contract will not legally or actually impair any right enjoyed by the Creditor hereunder.

IX. If there is any other guarantee hereunder, the guarantee responsibilities assumed by the Guarantor for the Creditor will not be affected by the guarantee provided by any other guarantor, or be exempted from or decrease due to that, and the guarantee responsibility will not be assumed by the Guarantee on the premise that the Creditor makes a claim or initiates legal proceedings/arbitration/compulsory execution against any other guarantor.

X. If there is any other guarantee (including but not limited to guarantee, mortgage, pledge, standby L/C and guarantee in any other form) under the main contract, the Guarantor will agree: the Creditor may waive some guaranteed real rights or the sequence of guaranteed real rights (including the situation that the collaterals are provided by the debtor), and the creditor and any mortgager/pledgor (including the situation that the mortgagor/pledgor is the debtor) may change under agreement the sequence of guaranteed real rights, the amount of guaranteed creditor’s right and other contents. Even if the Creditor conducts any of the abovementioned behaviors, the Guarantor will still undertake all the guarantee responsibilities in accordance with the Contract.

XI. Before all the obligations hereunder have been fulfilled, if the Guarantor changes any property change or adjusts business mode (including but not limited to the conclusion of a joint venture or cooperation contract with a foreign merchant or a merchant from Hong Kong, Macao or Taiwan; revocation, shutdown, suspension of production, change of production or alteration; division, merger, acquisition of any other entity or acquisition by any other entity; recombination, establishment of or reconstruction into a joint-stock company or investment company; acquisition of or investment in a joint-stock company by fixed assets such as buildings, machines and equipment or intangible assets such as trademarks, patents, know-hows or land use rights, or the transaction of property right or business right by lease, contracting, joint operation, custody or any other means; or, any other institutional change or change in business nature), the Guarantor will notify the Creditor in writing one month in advance. If the Creditor requires the addition or change of guarantee method or subject, the Guarantor will ensure the new guarantee method or subject acceptable to the Creditor.

XII. Concerning any default event occurring under the Contract, or any contract or guarantee contract concluded with any department or organization of the Creditor, any other bank, a non-bank financial institution or entity, or any other contract, the Guarantor will immediately notify the Creditor in writing.

XIII. If the Guarantor handles formalities of establishment, change or deregistration with the state administration for industry and commerce or any other relevant department of the State, the Guarantor will send relevant registration duplicate to the Creditor at once.

XIV. In the period of guarantee, the Guarantor guarantees that it/he/she will not transfer or conceal any property by any means, or waive or negatively exercise the creditor’s rights.

XV. In case of any equity change (including but not limited to equity transfer, custody, escrow or pledge) in the guarantee period, the Guarantor shall immediately notify the Creditor in writing at the date of occurrence; where the percentage of changed equity reaches the percentage agreed upon (see Paragraph IV of Article 17 Special agreements hereof for the specific percentage), the Guarantor shall obtain the written consent of the Creditor in advance.

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XVI. If the Guarantor is an entity, it will undertake that its information published in the National Enterprise Credit Information Publicity System is authentic, complete, legal and effective, and continuously agree that the Creditor inquires the information published and not published by it in the aforesaid system. If the Creditor requires capital verification, the Guarantor will agree about the capital verification as required by the Creditor and provide the capital verification report by professional institute.

XVII. If it is declared that the Guarantor is bankrupt, is dissolved or has its business license revoked, its financial position deteriorates or any other significant event probably affecting or seriously affecting its responsibility fulfillment capacity occurs, the Guarantor will notify the Creditor in writing immediately on the day of occurrence of the event.

XVIII. If the Guarantor is involved into any material litigation or arbitration case or any other material dispute with any third party, or the Guarantor’s material assets are detained, seized, frozen or executed compulsorily or receive any other measure with the same effect, probably affecting or seriously affecting its responsibility fulfillment capacity, the Guarantor will notify the Creditor in writing immediately on the date of occurrence of the event.

XIX The Guarantor hereby states and authorizes: the Creditor will have the right to make necessary investigations of the credit standing of the Guarantor, and may, according to demands for the construction of enterprise and individual credit of government departments, bank regulatory agencies, the People’s Bank of China, etc., submit the credit information, including the information on the Contract and other relevant information, to the credit system established or recognized by the aforesaid departments and agencies; and, hereby allows the legal inquiry about relevant information.

Article 9 Creditor’s rights

I. If the debtor fails to repay the debt under the main contract or the Guarantor fails to fulfill any agreement hereunder, the Guarantor will hereby irrevocably authorize the Creditor to directly deduct monies in any account of the Guarantor to repay the debt within the scope of guarantee, without legal proceedings such as litigation or arbitration. Where the Creditor deducts monies from an account of the Guarantor, if the currency of the monies is different from that of the main debt, the Creditor will convert the monies by the price published by the Creditor on the date of deduction.

II. The Creditor will be entitled to require the Guarantor to provide the financial reports, financial statements and other materials reflecting business conditions and credit standing thereof.

III. Where the main debtor fails to repay the debt according to the contract, no matter whether the Creditor has other guarantee (including but not limited to guarantee, mortgage, pledge, L/G, standby L/C and guarantee in any other form) for the creditor’s right under the main contract, the Creditor will be entitled to first require the Guarantor to fulfill all guarantee responsibilities hereunder, with no need to first exercise any other guarantee right. The Guarantor is willing to waive the plea of requiring the Creditor to firstly exercise the right relating to the guarantee of offerings of the debtor as well as all other pleas against the Creditor under the Guarantee Law and the Real Rights Law.

IV. The Creditor will be entitle to transfer part or all of creditor’s rights under the main contract and corresponding guarantee interests to a third party (or a special purpose vehicle establishing trust or assets management plan), without the consent of the Guarantor. With respect to the creditor’s right already transferred (or the special purpose vehicle establishing trust or assets management plan, etc.) and not transferred (if any), the Guarantor agrees to provide guarantee for the transferee of the creditor’s right (or the special purpose vehicle establishing trust or assets management plan, etc.) and original creditor (if any) in accordance with the Contract.

V. Where the Guarantor is an entity, if it breaches the Contract, or falls into any circumstance impairing the Creditor’s realization of creditor’s right, the Creditor will be entitled to require the advance maturity of the subscribed capital contribution obligation of the Guarantor and its shareholders, and the Guarantor shall make the capital contribution as required by the Creditor in a timely way. The Creditor will be entitled to require no dividend distribution to the Guarantor and shareholders thereof.

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Article 10 Alteration of the main contract

The Guarantor agrees and confirms: As for the amendment to or alteration of the main contract by the Creditor and the debtor through negotiation or the financing extension under the main contract, it will be deemed that the prior consent of the Guarantor has been obtained, with no need to notify the Guarantor, and the Guarantor’s guarantee responsibilities will not be exempted from or decreased for that.

Article 11 Events of default and liability for breach

I. After the validation of the Contract, the Creditor and the Guarantor shall fulfill obligations hereunder. If either party fails to fulfill any obligation hereunder in whole or in part, the said party shall bear corresponding liability for breach of the Contract.

II. If the Guarantor falls into any of the following circumstances, the Guarantor has constituted the breach of the Contract:

(I) any certification or document submitted by the Guarantor to the Creditor or any of statements and warranties in Article 8 hereof is proved to be unauthentic, inaccurate, incomplete or intentionally misleading or is not fulfilled;

(II) the Guarantor closes down, shuts down, is declared to be bankrupt, is dissolved, has its business license revoked, or is revoked, etc.;

(III) the Guarantor or the controlling shareholder or actual controller of the Guarantor is involved into any material litigation or arbitration case or any other dispute, or the Guarantor’s material assets are detained, seized, frozen or executed compulsorily or receive any other measure with the same effect;

(IV) the Guarantor or the legal representative, actual controller, director, supervisor or senior officer of the Guarantor is under criminal detention or receives any other compulsory measure, is lost or is declared to be lost, loses the necessary capacity for civil conduct, cannot be contacted normally, is dead or is declared to be dead, has no successor, legatee or property receiver after decease or declaration of decease, has the succession or legacy rejected by the successor or legatee thereof or the continuous performance of the Contract rejected by the guardian, successor, legatee or property receiver thereof, or transfers or tries to transfer properties thereof by virtue of marital relation, etc., adversely affecting the Guarantor’s solvency;

(V) the Guarantor breaches the Contract, or any financing contract, guarantee contract or any other contract concluded by the Guarantor with any department or organization of Industrial Bank (including any subsidiary of Industrial Bank), any other bank or any non-bank financial institution or entity; or

(VI) any event endangering or damaging or probably endangering or damaging rights and interests of the Creditor or the Guarantor breaches any other clause hereof.

III. If the Guarantor breaches the Contract, the Creditor will be entitled to taken one or several measures below:

(I) requiring the Guarantor to stop breach within a prescribed time limit;

(II) declaring the advance expiration of the fulfillment period of the main debt;

(III) requiring the Guarantor to provide new sufficient and effective guarantee;

(IV) requiring the Guarantor to immediately fulfill guarantee responsibilities;

(V) requiring the Guarantor to pay default fines of a certain percentage of the financing principal under the main contract, with specific agreements set out in Paragraph V of Article 17 special clauses hereof;

(VI) requiring the Guarantor to compensate the Creditor for all losses thereof incurred by default;

(VII) lawfully revoking the behavior of the Guarantor damaging benefits of the Creditor;

(VIII) directly deducting monies from any account of the Guarantor to repay the debt within the scope of guarantee; or

(IX) investigating the Guarantor for default liability by any other legal means.

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The Guarantor undertakes to coordinate about the aforesaid measures taken by the Creditor and waive all defense reasons.

IV. If the Guarantor’s credibility or financial position deteriorates, the Guarantor loses business reputation, the Guarantor’s solvency (including contingent liability) noticeably weakens, or the Guarantor may lose guarantee capability due to any factor other than the Guarantor, the Creditor will be entitled to declare the advance maturity of the main debt, and require the Guarantor to immediately undertake the joint and several guarantee responsibility.

Article 12 Independence of the Guarantor’s Obligations

I. The guarantee established hereunder is independent. In any case, the Contract will survive the invalidation of the main contract. If the main contract is confirmed to be ineffective, the Guarantor will also undertake the joint and several guarantee responsibility for the debt formed by the debtor’s return of properties or compensation of losses.

II. Obligations of the Guarantor hereunder are independent, and are not influenced by any relationship between either party hereto and a third person, save as otherwise stipulated hereunder.

III. The breach of the main contract by the debtor (including but not limited to the creditor’s failure of use the financing capital in accordance with the main contract), if any, will not influence the Guarantor’s guarantee responsibilities, and the Guarantor shall not require the alleviation of or exemption from the guarantee responsibilities for that reason.

Article 13 Correspondence Documents, Communications and Notices

I. The Guarantor agrees and confirms that the following addresses are the service addresses of notices given by creditors as well as dunning and litigation (arbitration) instruments about debts/guarantee obligations hereunder (including but not limited to indictments (or arbitration applications) and evidences, summons, notices of responses to actions, notices of proof, notices of court session, payment orders, judgments (awards), rulings, mediation documents, execution notices, notices of fulfillment within a prescribed time limit and other legal instruments in the phases of litigation or arbitration hearing and execution). See Paragraph VI of Article 17 Special clauses hereof.

II. As long as any document, communication, notice or legal instrument is sent as per any of the aforesaid addresses, it will be deemed that it is served at the following date accordingly (the service to the designated collecting agent will be deemed as the service to the addressee):

(I) as for postal delivery (including express mail, regular mail and registered mail), the fifth working day after the posting day will be deemed as service day;

(II) as for fax, e-mail, short message or any other electronic communication address, sending day will be deemed as service day;

(III) as for personal service, the day of signing for receipt by the addressee will be deemed as service day. If the address refuses to receive an instrument, the serving person may record service process by taking picture or video, and leave the instrument, and it will be deemed that the instrument has been served.

III. Where the Creditor sends a notice by issuing an announcement at its network, online banking website, phone bank or business outlet, the day of issuing the announcement will be deemed as service day. In any circumstance, the Creditor will not need to bear any liability for any transmission error, omission or delay occurring in the post, fax, phone or any other communication system.

IV. The parties agree that their corporate seal, office seal, special seal for finance, special seal for contract and receiving and sending seal, the special seal for credit business of the Creditor and so on are effective seals for notices, contacts, the service of legal instruments and letters of the parties.

Article 14 Application of laws, governance and dispute settlement

I. The conclusion, validation, performance, cancellation and interpretation of the Contract and dispute settlement shall be subject to laws of the People’s Republic of China (for the purpose of the Contract, excluding laws of the Hong Kong Special Administrative Region, the Macao Special Administration Region and Taiwan).

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II. See Paragraph VII of Article 17 Special clauses hereof for dispute settlement methods specified hereunder.

III. In the period of a dispute, clauses not in dispute hereof shall still be performed. The Guarantor shall not refuse to fulfill any obligation hereunder for the reason of dispute settlement.

Article 15 Contract Validity, Amendment and Other Matters

I. The Contract shall come into effect as of affixing of signatures or seals by the parties hereto, and be effective unit the Guaranteed Creditor’s Right is paid off.

II. Any amendment or supplement to the Contract shall be approved by the Guarantor and the Creditor upon negotiation, be made in writing, and come into effect as of affixing of signatures or seals by the legal representatives/principals of the parties hereto or their authorized representatives.

III. The Guarantor has fully read all clauses hereof, and has specially noted those in bold. As required by the Guarantor, the Creditor has explained relevant clauses hereof. The Guarantor has fully known and understood meanings of the clauses hereof and corresponding legal consequences, and is willing to provide the guarantee for the debtor under the main contract, and fulfill joint and several guarantee responsibilities in accordance with the Contract.

IV. In the effective period of the Contract, any tolerance, grace, preference or delay in exercise of interests or rights hereunder granted by the Creditor to the debtor or the Guarantor will not damage, affect or restrict all interests and rights enjoyed by the Creditor according to relevant laws, administrative regulations and the Contract, shall not be deemed as the Creditor’s waiver of the rights or interests hereunder, and will not affect any obligation of the Guarantor hereunder.

V. The Creditor shall be entitled to authorize or entrust any other branch of Industrial Bank to enjoy and fulfill rights and obligations under the main contract and the Contract (including but not limited to entrusting any other branch of Industrial Bank to enter into relevant contract) as per business management demands, or transfer rights and obligations under the main contract and the Contract to any other branch of Industrial Bank for undertaking and acceptance, with no need to otherwise obtain the consent of the Guarantor. In that case, the Guarantor shall still undertake guarantee responsibilities in accordance with the Contract. The Creditor or any other branch of Industrial Bank undertaking and managing rights and obligations hereunder shall be entitled to institute legal proceedings to a court concerning any dispute under the main contract or the Contract, or refer the dispute to an arbitration body for ruling.

VI. If the Creditor opens a L/C, L/G or standby L/C to the debtor under the main contract, any amendment, supplement or extension to the L/C, L/G or standby L/C under the main contract by the Creditor and the debtor or the financing under the L/C, etc. shall be deemed as having been priorly approved by the Guarantor, and the Guarantor shall still undertake guarantee responsibilities in accordance with the Contract.

VII. The appendix (if any) to the Contract is an inalienable part of the Contract with the same legal force as the text of the Contract.

Article 16 Notarization and Voluntary Acceptance of Compulsory Execution

I. If either party puts forward a requirement for notarization, the Contract shall be notarized by a notary authority stipulated by the State, and the notarization will give the effect of compulsory execution of the Contract.

II. If the Guarantor fails to fulfill guarantee responsibilities in accordance with the Contract, the Guarantor will agree the Creditor to apply to a notary authority for the issue of an execution certificate with compulsory execution effect. The Creditor may apply to a people’s court with jurisdiction for compulsory execution by the execution certificate. The Guarantor will waive all defense rights and all rights of refusing to undertake guarantee responsibilities for the Creditor.

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Article 17 Special clauses

I. Notes about contracting parties

(I) Creditor: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Legal representative/Principal: Lu Shen

(II) Guarantor (entity): /

Legal representative/Principal: /

Guarantor (natural person): Zeng Qingchun

Certificate type: ID card Certificate No.:****

II. Debtor: Shanghai ECMOHO Health Biotechnology Co., Ltd.

III. Basic contents of main contract for the guarantee hereunder are:

(I) Contract name: Working Capital Loan Contract

(II) Contract No.: 01611

(III) Financing type: working capital loan Currency: RMB

(IV) Financing principal: 5,000,000 Interest rate: floating interest rate, see the loan contract for details

(V) Performance period of main debt: from June 12, 2018 to June 11, 2019

IV. Where the percentage of changed shares reaches /%, the written consent of the Creditor shall be obtained in advance.

V. In case of default, the Guarantor will be required to pay default fines equal to /% of the financing principal under the main contract.

VI. Service addresses approved and confirmed by the Guarantor:

(I) If the Guarantor is an entity:

1. Entity name: / ;

Entity address: / ;

Post code: / ; Phone No.: / ;

Contact: / .

2. Name of the designated addressee’s agent (if any): / ;

Address of collecting agent: / ;

Post code: / ; Phone No.: / ;

(II) If the Guarantor is a natural person:

Name of addressee: Zeng Qingchun

Address of addressee: 3/F, No.1000 Tianyaoqiao Road, Shanghai;

Post code: 200030; phone No.: ****.

2. Designated collecting agent (if any): / ;

Address of collecting agent: / ;

Post code: / ; Phone No.: / .

(III) The Guarantor agrees and confirms that the Creditor may serve a document by any of the following electronic communication addresses:

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1. fax No.: /                ;

2. e-mail address: /                ;

3. Short message, with the phone number: ****.

(IV) In case of a change in any of the aforesaid service address, the Guarantor shall promptly notify the Creditor in writing and confirm the service address again. If not, it will be deemed that the address is not changed, and relevant liability arising therefrom, if any, will be independently borne by the Guarantor.

VII. The Guarantor and the Creditor shall settle any dispute arising from the Contract through amicable negotiation; if the amicable negotiation fails, the parties will agree to settle it by the third method below:

(First) Institute legal proceedings to a people’s court at the domicile of the Creditor.

(Second) Apply for arbitration to / Arbitration Committee, and be subject to arbitration rules of the said committee prevailing at the time of arbitration to settle the dispute. Within the scope allowed by the arbitration rules, the parties agree about trial by simple procedures. The arbitral award is final and binding on the parties. The arbitral tribunal selects to open a court session at /.

(Third) Other means: institute legal proceedings to the people’s court at the place where the Contract is concluded.

VIII. The Contract is made in five originals, with four held by the Creditor, one by the Guarantor and / by /, and one duplicate by the debtor, with the duplicate made as per demands. The parties shall properly keep texts of the Contract. If the Contract is notarized, the notary authority will keep a copy.

IX. Supplementary clause:

See the Appendix Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents (No. sd01611-2) for the service of litigation documents and all other documents; relevant clauses hereof and agreements in the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents complement each other. In case of any inconsistency, the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents shall prevail.

Creditor (Corporate seal): Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch (Seal)

Principal or authorized signatory (Signature and seal): Lu Shen(Seal)

If the Guarantor is an entity:

Guarantor (Corporate seal):

Legal representative or authorized signatory (Signature and seal):

If the Guarantor is a natural person:

Guarantor (Signature): /s/ Zeng Qingchun

Certificate type and No.: ****

Special commitments of the Guarantor’s spouse:

I, the Guarantor’s spouse, hereby agree about the conclusion and performance of the Guarantee Contract by the Guarantor, have specially noted clauses in bold hereof and clauses with relevant rights and obligations restricted or exempt from, have fully and accurately comprehended the clauses hereof, and agree to provide joint and several guarantee for the debt under the main contract by properties jointly owned with the Guarantor in accordance with the Contract.

Spouse of the Guarantor (Signature): /s/ Wang Ying

Certificate type and No.: ****

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Signed on: June 12, 2018

Signed at: No.168 Jiangning Road, Shanghai

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Guarantee Contract

(Applicable to corporate single business)

Contract No.: 01611-1

Creditor: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Guarantor (entity):   /

Guarantor (natural person): Wang Ying

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Important Notes for Signing

In order to maintain your rights and interests, please carefully read, check and confirm the following matters before signing the Guarantee Contract:

I. You have the right to sign the Contract, and have obtained full authorization, if it is necessary to obtain the consent of others;

II. You have carefully read and fully understood clauses of the Contract, and have specially paid attention to the assumption of relevant responsibilities, the exemption from or restrictions to the liability of Industrial Bank as well as contents in bold;

III. Your company and you have fully understood meanings of clauses hereof as well as corresponding legal consequences, and are willing to accept such clauses;

IV. The text of the Contract provided by the Industrial Bank is a model text, with blank lines left for relevant clauses hereof, and includes “Supplementary Clauses” at the end of the Contract for the parties’ amendment, supplement or deletion of the Contract;

V. In case of any doubt about the Contract, please consult the Industrial Bank in time.

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The Guarantor provides guarantee for financing services provided by the Creditor for debtor (see Paragraph II of Article 17 Special clauses hereof for the name of the debtor, the “Debtor”). In order to specify responsibilities and abide by credit, the parties hereby conclude the Guarantee Contract (the “Contract”) upon negotiation.

Article 1 Definitions and Interpretations

Save as otherwise specified hereunder,

I. The “financing” refers to the loan, documentary bills, acceptance, discount, guarantee and other financial services provided by the Creditor for the Debtor pursuant to the main contract.

II. Definitions and interpretations under the Main Contract apply to the Contract.

Article 2 Explanations on contracting parties

See Paragraph I of Article 17 Special clauses hereof.

Article 3 Main contract

I. Basic contents of the main contract for the guarantee hereunder: See Paragraph III of Article 17 Special clauses hereof.

II. In case of any inconsistency between any actual content of the main contract and any of the aforesaid agreement, contents of the certificate of creditor’s right such as loan note shall prevail.

Article 4 Scope of guarantee

I. The scope of guarantee hereunder includes the financing principal, interests (including default interests and compound interests), default fines, liquidated damages and expenses incurred by the Creditor to realize its creditor’s rights hereunder (the “Guaranteed Creditor’s Right”). Expenses incurred by the Creditor to realize its creditor’s rights refer to litigation (arbitration) expenses, attorney fees, travel expenses, execution fees, costs of preservation paid by the Creditor for realizing its creditor’s right by litigation, arbitration, the application to a notary authority for issuing execution certificate and other means, as well as other necessary expenses for realizing the creditor’s right.

II. For the avoidance of ambiguity, all expenses and expenditures (including but not limited to attorney fees and litigation or arbitration expenses) incurred by the Creditor for preparing, improving, performing or compulsorily implementing the Contract or exercising rights hereunder or those relating to that constitute a part of the Guaranteed Creditor’s Right.

Article 5 Guarantee Mode

I. The Guarantor undertakes joint and several guarantee responsibilities hereunder. If there are several guarantors hereunder, the guarantors will undertake joint and several guarantee responsibilities concerning the Guaranteed Creditor’s Right for the Creditor.

II. If the Debtor fails, upon the maturity of the fulfillment period of principal debt, to repay principal and pay interests in accordance with the main contract on time, the Guarantor will undertake joint and several settlement responsibility.

III. If the Creditor declares, in the fulfillment period of the principal debt, the advance maturity of the said period in accordance with the main contract, the Guarantor will undertake the joint and several settlement responsibility for the principal debt mature in advance as well as other debts within the scope of guarantee.

Article 6 Guarantee period

I. The guarantee period is two years as from the date when the fulfillment period of the main debt expires.

II. The guarantee period for the acceptance of bank acceptance bills and that under the L/C and the L/G is two years as from the date when the Creditor advances monies. If the Creditor advances monies by instalments, the guarantee period shall respectively start from the date of each sum of advance.

III. The guarantee period for the discount of commercial bills is two years as from the date of maturity of the discounted bills.

IV. If the Creditor recovers loan pursuant to the main contract or the Contract in advance, or the fulfillment period of the main debt expires in advance in any circumstance set out in any law or administrative regulations, the guarantee period will be two years as from the date when the debt under the main contract expires in advance as determined by the Creditor.

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V. If the main creditor’s right is repaid by instalments, the guarantee period of creditor’s right of each phase will be calculated by phase and be two years as from the date when the creditor’s right of each phase expires.

VI. Where the Creditor and the Debtor reach an agreement about extension of the fulfillment period of the debt under the main contract, the Guarantor will continuously undertake guarantee responsibilities, and the guarantee period will be two years as from the date when the fulfillment period of the debt set out in the extension agreement.

Article 7 Demand guarantee

The debt of the Guarantor hereunder shall be paid on demand. That is to say, as long as the Creditor submits to the Guarantor a debt dunning notice specifying the number of the Guarantee Contract and the amount of main debt, the Guarantor shall immediately fulfill settlement responsibility at the date of receiving the notice.

Article 8 Statements and Warranties of the Guarantor

I. The Guarantor, as an independent legal subject, has the capacities for all necessary civil rights and behaviors, guarantor qualifications and settlement substitution capacity stipulated by law, and is willing to undertake and fulfill guarantee responsibilities.

II. If the Guarantor is an entity, the conclusion of the Contract fully conforms to the articles of association, internal decision as well as the resolutions of the board of shareholders and the board of directors of the Guarantor. The conclusion of the Contract does not conflict with or run counter to the articles of association, contract, resolution of the board of shareholders or the board of directors or policies of the Guarantor.

III. The conclusion and performance of the Contract by the Guarantor does not violate any provision or agreement binding upon assets thereof, the guarantee agreement or other agreement signed by the Guarantor with others or any other document, agreement or commitment binding upon the Guarantor.

IV. All documents, materials, statements, vouchers and so on provided by the Guarantor for the Creditor are accurate, authentic, complete and effective, and the Guarantor accepts the examination and supervision conducted by the Creditor for production and operation activities and financial position thereof.

V. The Guarantor knows and agrees about all clauses of the main contract, and is willing to provide guarantee for the debtor under the main contract and fulfill the joint and several settlement obligation in accordance with the Contract. If the Guarantor is a natural person, the Guarantor further undertakes: if the Guarantor is lost or is declared to be lost, cannot be contacted normally, has his/her whereabouts unknown, or loses the capacity for necessary civil behaviors, his/her guardian and property receiver will undertake the guarantee responsibilities hereunder for the Creditor to the limit of properties of the Guarantor; if the Guarantor is dead or is declared to be dead, his/her guarantee responsibilities for the Creditor hereunder will be fulfilled by his/her legacies.

VI. The Guarantor does not conceal any of the following events which has occurred or is about to occur and may make the Creditor not accept the Guarantor:

1. any event of material discipline violation, illegality or claim relating to the Guarantor or main leader thereof;

2. any outstanding litigation or arbitration event;

3. any debt or contingent liability undertaken by the Guarantor, or any guarantee or mortgage (pledge) guarantee provided for a third person;

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4. any default event of the Guarantor under a contract concluded with the Creditor or any other creditor; or

5. any other circumstance affecting the financial position or guarantee capability of the Guarantor.

VII. After having fulfilled the guarantee responsibilities, the Guarantor has the right to claim monies from the debtor on the premise of no influence on the debtor’s future repayment of debt. If the debtor faces the claim of the Guarantor and any payment requirement of the Creditor under the main contract, the Guarantor will agree that the debtor priorly repays the debt of the Creditor.

VIII. If the debtor and the Guarantor have or will conclude a counter guarantee contract concerning the guarantee obligation under the Contract, the counter guarantee contract will not legally or actually impair any right enjoyed by the Creditor hereunder.

IX. If there is any other guarantee hereunder, the guarantee responsibilities assumed by the Guarantor for the Creditor will not be affected by the guarantee provided by any other guarantor, or be exempted from or decrease due to that, and the guarantee responsibility will not be assumed by the Guarantee on the premise that the Creditor makes a claim or initiates legal proceedings/arbitration/compulsory execution against any other guarantor.

X. If there is any other guarantee (including but not limited to guarantee, mortgage, pledge, standby L/C and guarantee in any other form) under the main contract, the Guarantor will agree: the Creditor may waive some guaranteed real rights or the sequence of guaranteed real rights (including the situation that the collaterals are provided by the debtor), and the creditor and any mortgager/pledgor (including the situation that the mortgagor/pledgor is the debtor) may change under agreement the sequence of guaranteed real rights, the amount of guaranteed creditor’s right and other contents. Even if the Creditor conducts any of the abovementioned behaviors, the Guarantor will still undertake all the guarantee responsibilities in accordance with the Contract.

XI. Before all the obligations hereunder have been fulfilled, if the Guarantor changes any property change or adjusts business mode (including but not limited to the conclusion of a joint venture or cooperation contract with a foreign merchant or a merchant from Hong Kong, Macao or Taiwan; revocation, shutdown, suspension of production, change of production or alteration; division, merger, acquisition of any other entity or acquisition by any other entity; recombination, establishment of or reconstruction into a joint-stock company or investment company; acquisition of or investment in a joint-stock company by fixed assets such as buildings, machines and equipment or intangible assets such as trademarks, patents, know-hows or land use rights, or the transaction of property right or business right by lease, contracting, joint operation, custody or any other means; or, any other institutional change or change in business nature), the Guarantor will notify the Creditor in writing one month in advance. If the Creditor requires the addition or change of guarantee method or subject, the Guarantor will ensure the new guarantee method or subject acceptable to the Creditor.

XII. Concerning any default event occurring under the Contract, or any contract or guarantee contract concluded with any department or organization of the Creditor, any other bank, a non-bank financial institution or entity, or any other contract, the Guarantor will immediately notify the Creditor in writing.

XIII. If the Guarantor handles formalities of establishment, change or deregistration with the state administration for industry and commerce or any other relevant department of the State, the Guarantor will send relevant registration duplicate to the Creditor at once.

XIV. In the period of guarantee, the Guarantor guarantees that it/he/she will not transfer or conceal any property by any means, or waive or negatively exercise the creditor’s rights.

XV. In case of any equity change (including but not limited to equity transfer, custody, escrow or pledge) in the guarantee period, the Guarantor shall immediately notify the Creditor in writing at the date of occurrence; where the percentage of changed equity reaches the percentage agreed upon (see Paragraph IV of Article 17 Special agreements hereof for the specific percentage), the Guarantor shall obtain the written consent of the Creditor in advance.

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XVI. If the Guarantor is an entity, it will undertake that its information published in the National Enterprise Credit Information Publicity System is authentic, complete, legal and effective, and continuously agree that the Creditor inquires the information published and not published by it in the aforesaid system. If the Creditor requires capital verification, the Guarantor will agree about the capital verification as required by the Creditor and provide the capital verification report by professional institute.

XVII. If it is declared that the Guarantor is bankrupt, is dissolved or has its business license revoked, its financial position deteriorates or any other significant event probably affecting or seriously affecting its responsibility fulfillment capacity occurs, the Guarantor will notify the Creditor in writing immediately on the day of occurrence of the event.

XVIII. If the Guarantor is involved into any material litigation or arbitration case or any other material dispute with any third party, or the Guarantor’s material assets are detained, seized, frozen or executed compulsorily or receive any other measure with the same effect, probably affecting or seriously affecting its responsibility fulfillment capacity, the Guarantor will notify the Creditor in writing immediately on the date of occurrence of the event.

XIX The Guarantor hereby states and authorizes: the Creditor will have the right to make necessary investigations of the credit standing of the Guarantor, and may, according to demands for the construction of enterprise and individual credit of government departments, bank regulatory agencies, the People’s Bank of China, etc., submit the credit information, including the information on the Contract and other relevant information, to the credit system established or recognized by the aforesaid departments and agencies; and, hereby allows the legal inquiry about relevant information.

Article 9 Creditor’s rights

I. If the debtor fails to repay the debt under the main contract or the Guarantor fails to fulfill any agreement hereunder, the Guarantor will hereby irrevocably authorize the Creditor to directly deduct monies in any account of the Guarantor to repay the debt within the scope of guarantee, without legal proceedings such as litigation or arbitration. Where the Creditor deducts monies from an account of the Guarantor, if the currency of the monies is different from that of the main debt, the Creditor will convert the monies by the price published by the Creditor on the date of deduction.

II. The Creditor will be entitled to require the Guarantor to provide the financial reports, financial statements and other materials reflecting business conditions and credit standing thereof.

III. Where the main debtor fails to repay the debt according to the contract, no matter whether the Creditor has other guarantee (including but not limited to guarantee, mortgage, pledge, L/G, standby L/C and guarantee in any other form) for the creditor’s right under the main contract, the Creditor will be entitled to first require the Guarantor to fulfill all guarantee responsibilities hereunder, with no need to first exercise any other guarantee right. The Guarantor is willing to waive the plea of requiring the Creditor to firstly exercise the right relating to the guarantee of offerings of the debtor as well as all other pleas against the Creditor under the Guarantee Law and the Real Rights Law.

IV. The Creditor will be entitle to transfer part or all of creditor’s rights under the main contract and corresponding guarantee interests to a third party (or a special purpose vehicle establishing trust or assets management plan), without the consent of the Guarantor. With respect to the creditor’s right already transferred (or the special purpose vehicle establishing trust or assets management plan, etc.) and not transferred (if any), the Guarantor agrees to provide guarantee for the transferee of the creditor’s right (or the special purpose vehicle establishing trust or assets management plan, etc.) and original creditor (if any) in accordance with the Contract.

V. Where the Guarantor is an entity, if it breaches the Contract, or falls into any circumstance impairing the Creditor’s realization of creditor’s right, the Creditor will be entitled to require the advance maturity of the subscribed capital contribution obligation of the Guarantor and its shareholders, and the Guarantor shall make the capital contribution as required by the Creditor in a timely way. The Creditor will be entitled to require no dividend distribution to the Guarantor and shareholders thereof.

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Article 10 Alteration of the main contract

The Guarantor agrees and confirms: As for the amendment to or alteration of the main contract by the Creditor and the debtor through negotiation or the financing extension under the main contract, it will be deemed that the prior consent of the Guarantor has been obtained, with no need to notify the Guarantor, and the Guarantor’s guarantee responsibilities will not be exempted from or decreased for that.

Article 11 Events of default and liability for breach

I. After the validation of the Contract, the Creditor and the Guarantor shall fulfill obligations hereunder. If either party fails to fulfill any obligation hereunder in whole or in part, the said party shall bear corresponding liability for breach of the Contract.

II. If the Guarantor falls into any of the following circumstances, the Guarantor has constituted the breach of the Contract:

(I) any certification or document submitted by the Guarantor to the Creditor or any of statements and warranties in Article 8 hereof is proved to be unauthentic, inaccurate, incomplete or intentionally misleading or is not fulfilled;

(II) the Guarantor closes down, shuts down, is declared to be bankrupt, is dissolved, has its business license revoked, or is revoked, etc.;

(III) the Guarantor or the controlling shareholder or actual controller of the Guarantor is involved into any material litigation or arbitration case or any other dispute, or the Guarantor’s material assets are detained, seized, frozen or executed compulsorily or receive any other measure with the same effect;

(IV) the Guarantor or the legal representative, actual controller, director, supervisor or senior officer of the Guarantor is under criminal detention or receives any other compulsory measure, is lost or is declared to be lost, loses the necessary capacity for civil conduct, cannot be contacted normally, is dead or is declared to be dead, has no successor, legatee or property receiver after decease or declaration of decease, has the succession or legacy rejected by the successor or legatee thereof or the continuous performance of the Contract rejected by the guardian, successor, legatee or property receiver thereof, or transfers or tries to transfer properties thereof by virtue of marital relation, etc., adversely affecting the Guarantor’s solvency;

(V) the Guarantor breaches the Contract, or any financing contract, guarantee contract or any other contract concluded by the Guarantor with any department or organization of Industrial Bank (including any subsidiary of Industrial Bank), any other bank or any non-bank financial institution or entity; or

(VI) any event endangering or damaging or probably endangering or damaging rights and interests of the Creditor or the Guarantor breaches any other clause hereof.

III. If the Guarantor breaches the Contract, the Creditor will be entitled to taken one or several measures below:

(I) requiring the Guarantor to stop breach within a prescribed time limit;

(II) declaring the advance expiration of the fulfillment period of the main debt;

(III) requiring the Guarantor to provide new sufficient and effective guarantee;

(IV) requiring the Guarantor to immediately fulfill guarantee responsibilities;

(V) requiring the Guarantor to pay default fines of a certain percentage of the financing principal under the main contract, with specific agreements set out in Paragraph V of Article 17 special clauses hereof;

(VI) requiring the Guarantor to compensate the Creditor for all losses thereof incurred by default;

(VII) lawfully revoking the behavior of the Guarantor damaging benefits of the Creditor;

(VIII) directly deducting monies from any account of the Guarantor to repay the debt within the scope of guarantee; or

(IX) investigating the Guarantor for default liability by any other legal means.

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The Guarantor undertakes to coordinate about the aforesaid measures taken by the Creditor and waive all defense reasons.

IV. If the Guarantor’s credibility or financial position deteriorates, the Guarantor loses business reputation, the Guarantor’s solvency (including contingent liability) noticeably weakens, or the Guarantor may lose guarantee capability due to any factor other than the Guarantor, the Creditor will be entitled to declare the advance maturity of the main debt, and require the Guarantor to immediately undertake the joint and several guarantee responsibility.

Article 12 Independence of the Guarantor’s Obligations

I. The guarantee established hereunder is independent. In any case, the Contract will survive the invalidation of the main contract. If the main contract is confirmed to be ineffective, the Guarantor will also undertake the joint and several guarantee responsibility for the debt formed by the debtor’s return of properties or compensation of losses.

II. Obligations of the Guarantor hereunder are independent, and are not influenced by any relationship between either party hereto and a third person, save as otherwise stipulated hereunder.

III. The breach of the main contract by the debtor (including but not limited to the creditor’s failure of use the financing capital in accordance with the main contract), if any, will not influence the Guarantor’s guarantee responsibilities, and the Guarantor shall not require the alleviation of or exemption from the guarantee responsibilities for that reason.

Article 13 Correspondence Documents, Communications and Notices

I. The Guarantor agrees and confirms that the following addresses are the service addresses of notices given by creditors as well as dunning and litigation (arbitration) instruments about debts/guarantee obligations hereunder (including but not limited to indictments (or arbitration applications) and evidences, summons, notices of responses to actions, notices of proof, notices of court session, payment orders, judgments (awards), rulings, mediation documents, execution notices, notices of fulfillment within a prescribed time limit and other legal instruments in the phases of litigation or arbitration hearing and execution). See Paragraph VI of Article 17 Special clauses hereof.

II. As long as any document, communication, notice or legal instrument is sent as per any of the aforesaid addresses, it will be deemed that it is served at the following date accordingly (the service to the designated collecting agent will be deemed as the service to the addressee):

(I) as for postal delivery (including express mail, regular mail and registered mail), the fifth working day after the posting day will be deemed as service day;

(II) as for fax, e-mail, short message or any other electronic communication address, sending day will be deemed as service day;

(III) as for personal service, the day of signing for receipt by the addressee will be deemed as service day. If the address refuses to receive an instrument, the serving person may record service process by taking picture or video, and leave the instrument, and it will be deemed that the instrument has been served.

III. Where the Creditor sends a notice by issuing an announcement at its network, online banking website, phone bank or business outlet, the day of issuing the announcement will be deemed as service day. In any circumstance, the Creditor will not need to bear any liability for any transmission error, omission or delay occurring in the post, fax, phone or any other communication system.

IV. The parties agree that their corporate seal, office seal, special seal for finance, special seal for contract and receiving and sending seal, the special seal for credit business of the Creditor and so on are effective seals for notices, contacts, the service of legal instruments and letters of the parties.

Article 14 Application of laws, governance and dispute settlement

I. The conclusion, validation, performance, cancellation and interpretation of the Contract and dispute settlement shall be subject to laws of the People’s Republic of China (for the purpose of the Contract, excluding laws of the Hong Kong Special Administrative Region, the Macao Special Administration Region and Taiwan).

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II. See Paragraph VII of Article 17 Special clauses hereof for dispute settlement methods specified hereunder.

III. In the period of a dispute, clauses not in dispute hereof shall still be performed. The Guarantor shall not refuse to fulfill any obligation hereunder for the reason of dispute settlement.

Article 15 Contract Validity, Amendment and Other Matters

I. The Contract shall come into effect as of affixing of signatures or seals by the parties hereto, and be effective unit the Guaranteed Creditor’s Right is paid off.

II. Any amendment or supplement to the Contract shall be approved by the Guarantor and the Creditor upon negotiation, be made in writing, and come into effect as of affixing of signatures or seals by the legal representatives/principals of the parties hereto or their authorized representatives.

III. The Guarantor has fully read all clauses hereof, and has specially noted those in bold. As required by the Guarantor, the Creditor has explained relevant clauses hereof. The Guarantor has fully known and understood meanings of the clauses hereof and corresponding legal consequences, and is willing to provide the guarantee for the debtor under the main contract, and fulfill joint and several guarantee responsibilities in accordance with the Contract.

IV. In the effective period of the Contract, any tolerance, grace, preference or delay in exercise of interests or rights hereunder granted by the Creditor to the debtor or the Guarantor will not damage, affect or restrict all interests and rights enjoyed by the Creditor according to relevant laws, administrative regulations and the Contract, shall not be deemed as the Creditor’s waiver of the rights or interests hereunder, and will not affect any obligation of the Guarantor hereunder.

V. The Creditor shall be entitled to authorize or entrust any other branch of Industrial Bank to enjoy and fulfill rights and obligations under the main contract and the Contract (including but not limited to entrusting any other branch of Industrial Bank to enter into relevant contract) as per business management demands, or transfer rights and obligations under the main contract and the Contract to any other branch of Industrial Bank for undertaking and acceptance, with no need to otherwise obtain the consent of the Guarantor. In that case, the Guarantor shall still undertake guarantee responsibilities in accordance with the Contract. The Creditor or any other branch of Industrial Bank undertaking and managing rights and obligations hereunder shall be entitled to institute legal proceedings to a court concerning any dispute under the main contract or the Contract, or refer the dispute to an arbitration body for ruling.

VI. If the Creditor opens a L/C, L/G or standby L/C to the debtor under the main contract, any amendment, supplement or extension to the L/C, L/G or standby L/C under the main contract by the Creditor and the debtor or the financing under the L/C, etc. shall be deemed as having been priorly approved by the Guarantor, and the Guarantor shall still undertake guarantee responsibilities in accordance with the Contract.

VII. The appendix (if any) to the Contract is an inalienable part of the Contract with the same legal force as the text of the Contract.

Article 16 Notarization and Voluntary Acceptance of Compulsory Execution

I. If either party puts forward a requirement for notarization, the Contract shall be notarized by a notary authority stipulated by the State, and the notarization will give the effect of compulsory execution of the Contract.

II. If the Guarantor fails to fulfill guarantee responsibilities in accordance with the Contract, the Guarantor will agree the Creditor to apply to a notary authority for the issue of an execution certificate with compulsory execution effect. The Creditor may apply to a people’s court with jurisdiction for compulsory execution by the execution certificate. The Guarantor will waive all defense rights and all rights of refusing to undertake guarantee responsibilities for the Creditor.

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Article 17 Special clauses

I. Notes about contracting parties

(I) Creditor: Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch

Legal representative/Principal: Lu Shen

(II) Guarantor (entity): /

Legal representative/Principal: /

Guarantor (natural person): Wang Ying

Certificate type: ID card Certificate No.:****

II. Debtor: Shanghai ECMOHO Health Biotechnology Co., Ltd.

III. Basic contents of main contract for the guarantee hereunder are:

(I) Contract name: Working Capital Loan Contract

(II) Contract No.: 01611

(III) Financing type: working capital loan Currency: RMB

(IV) Financing principal: 5,000,000 Interest rate: floating interest rate, see the loan contract for details

(V) Performance period of main debt: from June 12, 2018 to June 11, 2019

IV. Where the percentage of changed shares reaches /%, the written consent of the Creditor shall be obtained in advance.

V. In case of default, the Guarantor will be required to pay default fines equal to /% of the financing principal under the main contract.

VI. Service addresses approved and confirmed by the Guarantor:

(I) If the Guarantor is an entity:

1. Entity name: / ;

Entity address: / ;

Post code: / ; Phone No.: / ;

Contact: / .

2. Name of the designated addressee’s agent (if any): / ;

Address of collecting agent: / ;

Post code: / ; Phone No.: / ;

(II) If the Guarantor is a natural person:

Name of addressee: Wang Ying

Address of addressee: 3/F, No.1000 Tianyaoqiao Road, Shanghai;

Post code: 200030; phone No.:****.

2. Designated collecting agent (if any): / ;

Address of collecting agent: / ;

Post code: / ; Phone No.: / .

(III) The Guarantor agrees and confirms that the Creditor may serve a document by any of the following electronic communication addresses:

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1. fax No.: /                ;

2. e-mail address: /                ;

3. Short message, with the phone number: ****.

(IV) In case of a change in any of the aforesaid service address, the Guarantor shall promptly notify the Creditor in writing and confirm the service address again. If not, it will be deemed that the address is not changed, and relevant liability arising therefrom, if any, will be independently borne by the Guarantor.

VII. The Guarantor and the Creditor shall settle any dispute arising from the Contract through amicable negotiation; if the amicable negotiation fails, the parties will agree to settle it by the third method below:

(First) Institute legal proceedings to a people’s court at the domicile of the Creditor.

(Second) Apply for arbitration to / Arbitration Committee, and be subject to arbitration rules of the said committee prevailing at the time of arbitration to settle the dispute. Within the scope allowed by the arbitration rules, the parties agree about trial by simple procedures. The arbitral award is final and binding on the parties. The arbitral tribunal selects to open a court session at /.

(Third) Other means: institute legal proceedings to the people’s court at the place where the Contract is concluded.

VIII. The Contract is made in five originals, with four held by the Creditor, one by the Guarantor and / by /, and one duplicate by the debtor, with the duplicate made as per demands. The parties shall properly keep texts of the Contract. If the Contract is notarized, the notary authority will keep a copy.

IX. Supplementary clause:

See the Appendix Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents (No. sd01611-1) for the service of litigation documents and all other documents; relevant clauses hereof and agreements in the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents complement each other. In case of any inconsistency, the Letter of Confirmation about Service Addresses of Litigation Documents and All Other Documents shall prevail.

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Creditor (Corporate seal): Industrial Bank Co., Ltd. Shanghai Xuhui Sub-branch (seal)

Principal or authorized signatory (Signature and seal): Lu Shen (seal)

If the Guarantor is an entity: Guarantor (Corporate seal):

Legal representative or authorized signatory (Signature and seal):

If the Guarantor is a natural person: Guarantor (Signature): /s/ Wang Ying

Certificate type and No.: ****

Special commitments of the Guarantor’s spouse:

I, the Guarantor’s spouse, hereby agree about the conclusion and performance of the Guarantee Contract by the Guarantor, have specially noted clauses in bold hereof and clauses with relevant rights and obligations restricted or exempt from, have fully and accurately comprehended the clauses hereof, and agree to provide joint and several guarantee for the debt under the main contract by properties jointly owned with the Guarantor in accordance with the Contract.

Spouse of the Guarantor (Signature):

/s/ Zeng Qingchun

Certificate type and No.: ****

Signed on: June 12, 2018

Signed at: No.168 Jiangning Road, Shanghai

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